UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CARISMA THERAPEUTICS INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3675 Market Street, Suite 200
Philadelphia, Pennsylvania 19104
(267) 491-6422
April [28], 2023
Dear Carisma Therapeutics Inc. Stockholders:
You are cordially invited to virtually attend the 2023 annual meeting of stockholders, or the Annual Meeting, of Carisma Therapeutics Inc. The Annual Meeting will be held via the Internet at a virtual audio web conference at www.meetnow.global/M2S4S4W on Tuesday, June 6, 2023 at 9:00 a.m., Eastern Time. We believe that hosting a “virtual meeting” will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world.
The Notice of Annual Meeting of Stockholders sets forth the proposals that will be presented at the Annual Meeting, which are described in more detail in the proxy statement. Our board of directors recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5, as set forth in the proxy statement. Only stockholders who owned shares of our common stock at the close of business on April 24, 2023, the record date, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.
Further information about how to register for the Annual Meeting, virtually attend the Annual Meeting, vote your shares and submit questions is included in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We look forward to your participation in the Annual Meeting.
Very truly yours,
Steven Kelly
President and Chief Executive Officer
This proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to stockholders on or about April [28], 2023.

3675 Market Street, Suite 200
Philadelphia, Pennsylvania 19104
(267) 491-6422
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2023
The 2023 annual meeting of stockholders, or the Annual Meeting, of Carisma Therapeutics Inc., a Delaware corporation, will be held via the Internet at a virtual audio web conference at www.meetnow.global/M2S4S4W on Tuesday, June 6, 2023 at 9:00 a.m., Eastern Time. This means that you can attend the Annual Meeting online, vote your shares electronically and submit questions. We encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend.
At the Annual Meeting, our stockholders will consider and vote on the following matters:
1.
To elect two Class III directors, Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D., each to serve until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
To hold an advisory vote on named executive officer compensation;

3.
To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000;

4.
To approve an amendment and restatement of the Carisma Therapeutics Inc. Amended and Restated 2014 Stock Incentive Plan, or the 2014 Plan;

5.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

6.
To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders who owned shares of our common stock at the close of business on April 24, 2023, the record date, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.
Your vote is important regardless of the number of shares you own. Whether or not you expect to virtually attend the Annual Meeting, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting www.investorvote.com/CARM, by telephone by calling 1-800-652-VOTE and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you vote prior to the Annual Meeting and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. In order to attend the Annual Meeting online, vote your shares electronically and submit questions, stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership, obtain a legal proxy from their bank, broker or other nominee and register by no later than 5:00 p.m., Eastern Time, on June 1, 2023.

Technical assistance will be available one hour prior to and during the Annual Meeting by dialing 1-888-724-2416. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.
By Order of the Board of Directors,
Sanford Zweifach
Chair of the Board of Directors
Philadelphia, Pennsylvania
April [28], 2023
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE IN ORDER TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

CARISMA THERAPEUTICS INC.
PROXY STATEMENT

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1
EXPLANATORY NOTE	2
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1 – ELECTION OF TWO CLASS III DIRECTORS	9
PROPOSAL NO. 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	12
PROPOSAL NO. 3 – AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES	13
PROPOSAL NO. 4 – AMENDMENT AND RESTATEMENT OF THE 2014 PLAN	16
PROPOSAL NO. 5 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	29
CORPORATE GOVERNANCE	31
EXECUTIVE OFFICERS	39
EXECUTIVE COMPENSATION	40
PAY VERSUS PERFORMANCE	58
DIRECTOR COMPENSATION	61
TRANSACTIONS WITH RELATED PERSONS	64
PRINCIPAL STOCKHOLDERS	69
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	72
HOUSEHOLDING	73
STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING OF STOCKHOLDERS	73
OTHER MATTERS	74
Annex A: Amendment to Restated Certificate of Incorporation of Carisma Therapeutics Inc.	A-1
Annex B: Amended and Restated Carisma Therapeutics Inc. 2014 Amended and Restated Stock Incentive Plan	B-1

i

Preliminary Proxy Statement — Subject to Completion
3675 Market Street, Suite 200
Philadelphia, Pennsylvania 19104
(267) 491-6422
PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2023
INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement contains information about the 2023 annual meeting of stockholders of Carisma Therapeutics Inc., or the Annual Meeting, to be held via the Internet at a virtual audio web conference at www.meetnow.global/M2S4S4W on Tuesday, June 6, 2023 at 9:00 a.m., Eastern Time. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.
The board of directors of Carisma Therapeutics Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting and any adjournment or postponement of that meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Carisma,” the “company,” “we,” “us,” “our” and similar terms refer to Carisma Therapeutics Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.
We are providing our proxy materials to our stockholders as of April 24, 2023 by sending a printed copy of the full set of our proxy materials, including the Notice of Annual Meeting, this proxy statement and a proxy card or voting instruction form by mail. As permitted by Securities and Exchange Commission, or the SEC, rules, we are also providing access to the proxy materials on the Internet.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
to be Held on June 6, 2023
This proxy statement and our other proxy materials
are available at www.edocumentview.com/CARM
for viewing, downloading and printing.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 28, 2023, as well as our Form 8-K/A filed with the SEC on April 4, 2023, which contains the audited consolidated financial statements of CTx Operations, Inc. (formerly CARISMA Therapeutics Inc.) as of and for the year ended December 31, 2022 and the unaudited pro forma condensed combined financial information of Sesen Bio and CTx Operations, Inc. (formerly CARISMA Therapeutics Inc.) as of and for the year ended December 31, 2022, will be furnished without charge to any stockholder upon written or oral request to Carisma Therapeutics Inc., 3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104, Attention: Corporate Secretary, telephone: (267) 491-6422.

EXPLANATORY NOTE
Prior to March 7, 2023, we were a late-stage clinical company that previously focused on advancing targeted fusion protein therapeutics for the treatment of patients with cancer known as Sesen Bio, Inc., or Sesen Bio. On March 7, 2023, we completed our business combination with privately held CTx Operations, Inc. (formerly CARISMA Therapeutics Inc.), a Delaware corporation, or Legacy Carisma, in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 20, 2022, as amended by the First Amendment thereto dated as of December 29, 2022 and the Second Amendment thereto dated as of February 13, 2023, or, as amended, the Merger Agreement, that we entered into with Legacy Carisma and Seahawk Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary, or Merger Sub. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Legacy Carisma, with Legacy Carisma continuing as our wholly owned subsidiary and the surviving corporation of the merger, or the Merger. At the closing of the Merger, we issued shares of our common stock to Legacy Carisma stockholders based on an agreed upon exchange ratio, and each option to purchase Legacy Carisma capital stock became an option to purchase our common stock, subject to adjustment in accordance with the agreed upon exchange ratio.
Immediately prior to the closing of the Merger, we effected a 1-for-20 reverse stock split of our common stock and implemented a reduction in the number of authorized shares of our common stock to 100,000,000. At the closing of the Merger, we issued an aggregate of approximately 29,880,400 shares of our common stock to Legacy Carisma stockholders, based on the exchange ratio set forth in the Merger Agreement, resulting in approximately 40,254,666 shares of our common stock being issued and outstanding immediately following the effective time of the Merger.
Pursuant to the Merger Agreement, we changed our name from “Sesen Bio, Inc.” to “Carisma Therapeutics Inc.” Following the completion of the Merger, we became a biopharmaceutical company dedicated to developing a differentiated and proprietary cell therapy platform focused on engineered macrophages, cells that play a crucial role in both the innate and adaptive immune response. In connection with the closing of the Merger, our stock began trading on the Nasdaq Global Market under the symbol “CARM.”
This proxy statement includes certain historical information relating to the Sesen Bio board of directors, executive officers and governance arrangements prior to the completion of the Merger. This proxy statement also includes certain disclosures concerning our board of directors and officers currently in office.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose of the Annual Meeting
At the Annual Meeting, our stockholders will consider and vote on the following matters:
1.
To elect two Class III directors, Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D., each to serve until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
To hold an advisory vote on named executive officer compensation;

3.
To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000;

4.
To approve an amendment and restatement of the Carisma Therapeutics Inc. 2014 Amended and Restated Stock Incentive Plan, or the 2014 Plan;

5.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

6.
To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first five items noted above.
Board of Directors Recommendation
Our board of directors unanimously recommends that you vote:
FOR the election of the two nominees to serve as Class III directors on our board of directors, each for a three-year term expiring at the 2026 annual meeting of stockholders;
FOR the advisory vote on named executive compensation;
FOR the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000;
FOR the approval of an amendment and restatement of the 2014 Plan; and
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Who Can Vote at the Annual Meeting?
Only stockholders who owned shares of our common stock at the close of business on the record date of April 24, 2023 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 24, 2023, there were            shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the “stockholder of record” of those shares. In this case, a printed copy of the full set of proxy materials has been sent to you directly by us. As permitted by SEC rules, we are also providing access to the proxy materials on the Internet, which are available at www.edocumentview.com/CARM. You may vote your shares by proxy prior to the Annual Meeting by following the instructions set forth in the enclosed proxy card and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name.   If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” If your shares are held in “street name,” you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction form provided to you by that organization.
Why is the Annual Meeting a Virtual, Online Meeting?
The Annual Meeting will be held via the Internet at a virtual audio web conference at www.meetnow.global/M2S4S4W on Tuesday, June 6, 2023 at 9:00 a.m., Eastern Time. We believe that hosting a “virtual meeting” will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.meetnow.global/M2S4S4W in advance of the Annual Meeting. We have designed the virtual Annual Meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in person meeting, including the right to vote and ask questions during the during the meeting through the virtual meeting platform.

How Do I Attend the Virtual Annual Meeting?
The Annual Meeting will be held via the Internet at a virtual audio web conference. You are entitled to participate in the Annual Meeting only if you were a stockholder of the company as of the close of business on April 24, 2023, the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/M2S4S4W. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How Do I Register to Attend the Annual Meeting Virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Carisma holdings along with your name and email address to Computershare Trust Company, N.A. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 1, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Carisma Therapeutics Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
What if I Have Trouble Accessing the Annual Meeting Virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.
How to Vote
If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting.

If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:
•
By Telephone.   You may transmit your proxy over the phone prior to the Annual Meeting by calling 1-800-652-VOTE and following the instructions provided on the proxy card. You will need to have your proxy card in hand when you call.

•
Via the Internet.   You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the proxy card. You will need to have your proxy card in hand when you access the website. The website for voting is available at www.investorvote.com/CARM.

•
By Mail.   You can vote by mailing your proxy card as described in the proxy materials.

If your shares are held in “street name,” in order to attend the meeting and vote your shares electronically during the Annual Meeting, you must register prior to the deadline of June 1, 2023 at 5:00 p.m., Eastern Time. See “How Do I Register to Attend the Annual Meeting Virtually on the Internet?” You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.
If your shares are held in “street name,” your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If your shares are held in “street name,” you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders whose shares are held in “street name” and who have registered to attend the meeting by June 1, 2023 at 5:00 p.m., Eastern Time, using the process described above may vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.
How Do I Submit a Question for the Annual Meeting?
If you wish to submit a question for the Annual Meeting, you may do so during the registration process or during the Annual Meeting once you have logged into the virtual meeting platform at www.meetnow.global/M2S4S4W.
Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.meetnow.global/M2S4S4W during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
We will answer appropriate questions that are pertinent to our company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investors@carismatx.com. To promote fairness and the efficient use of our resources and to address all stockholder questions, we will limit each stockholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

May I See a List of Stockholders Entitled to Vote as of the Record Date?
A list of stockholders as of the close of business on the record date will be available for examination by the stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices for a period of 10 days ending on the day before June 6, 2023.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. Our Amended and Restated By-Laws provide that a quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or represented by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum exists. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.
Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.
Ballot Measures Considered “Discretionary” and “Non-Discretionary”
If your shares are held in “street name,” your bank, broker or other nominee may under certain circumstances vote your shares if you do not return voting instructions. Banks, brokers or other nominees are permitted to vote customers’ shares for which they have received no voting instructions on specified “discretionary” matters, but they are not permitted to vote these shares on “non-discretionary” matters.
The election of directors (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 2) and the approval of the amendment and restatement of the 2014 Plan (Proposal No. 4) are considered non-discretionary matters under applicable rules. Therefore, if your shares are held in “street name,” we expect that your bank, broker or other nominee cannot vote on this matter without voting instructions from you. If you do not instruct your bank, broker or other nominee how to vote with respect to the election of directors (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 2) or the approval of the amendment to the 2014 Plan (Proposal No. 4), your bank, broker or other nominee may not vote with respect to this proposal and your shares will be counted as “broker non-votes.”
The approval of the amendment to our Restated Certification of Incorporation (Proposal No. 3) and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 5) are considered discretionary matters under applicable rules. Therefore, if your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 3 and Proposal No. 5.
Votes Required for Proposals
A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.
The advisory vote on executive compensation requires the affirmative vote of the stockholders of shares of our common stock having a majority in voting power of the votes cast by the stockholders of all of the shares of our common stock present or represented at the Annual Meeting (Proposal No. 2). Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 2. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 2.

The approval of the amendment to our Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of our common stock issued and outstanding (Proposal No. 3). Abstentions will have the same effect as a vote “AGAINST” Proposal No. 3.
The approval of the amendment and restatement of the 2014 Plan requires the affirmative vote of the stockholders of shares of our common stock having a majority in voting power of the votes cast by the stockholders of all of the shares of our common stock present or represented at the Annual Meeting (Proposal No. 4). Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 4. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 4.
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of the stockholders of shares of our common stock having a majority in voting power of the votes cast by the stockholders of all of the shares of our common stock present or represented at the Annual Meeting (Proposal No. 5). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 5. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 5.
Method of Counting Votes
Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date.
Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.
Revoking a Proxy; Changing Your Vote
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:
•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;

•
by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or

•
by filing a written revocation with our corporate secretary prior to the Annual Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.
Costs of Proxy Solicitation
We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.
We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. We have engaged MacKenzie Partners, Inc., or MacKenzie Partners, to assist in the solicitation of proxies and provide related advice and informational support. We will pay the fees of MacKenzie Partners, which we expect to be approximately $12,500, plus reimbursement of out-of-pocket expenses.
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, including the procedures for voting your shares, you should contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
800-322-2885
proxy@mackenziepartners.com
Voting Results
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF TWO CLASS III DIRECTORS
Our board of directors currently consists of seven members. In accordance with the terms of our Restated Certificate of Incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the Class I directors are Michael Torok and Chidozie Ugwumba, and their term expires at the annual meeting of stockholders to be held in 2024;

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the Class II directors are Steven Kelly, Briggs Morrison, M.D. and Sanford Zweifach, and their term expires at the annual meeting of stockholders to be held in 2025; and

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the Class III directors are Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D., and their term expires at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our Restated Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our Restated Certificate of Incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D. for election as Class III directors at the Annual Meeting. Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D. are each presently directors, and each have indicated a willingness to continue to serve as a director, if elected.
If no contrary indication is made, proxies are to be voted for Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D., or in the event that Regina Hodits, Ph.D. or Björn Odlander, M.D., Ph.D. is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.
We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge and abilities to assist our board of directors in fulfilling its responsibilities, as well as diversity of gender, race, ethnicity, sexual identity, age, and academic background. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.
Nominees for Election as Class III Directors
Biographical information as of the date of this proxy statement, including principal occupation and business experience during the last five years, for our nominees for election as Class III directors at our Annual Meeting is set forth below.
Regina Hodits, Ph.D., age 53, served as a member of the Legacy Carisma board of directors since June 2018 and was appointed to our board of directors effective as of the effective time of the Merger. Dr. Hodits has served as a Managing Partner at Wellington Partners, a venture capital firm investing in companies mainly in areas of technology, life sciences and digital media, since 2010. Prior to that, Dr. Hodits served as Partner of Atlas Ventures from 2004 to 2010. She currently serves on the board of directors of

Onward Medical. Dr. Hodits received a Master’s degree in Chemical Engineering and a Ph.D. in biochemistry from Technical University of Vienna, Austria. We believe Dr. Hodits is qualified to serve as a member of our board of directors because of her scientific background and training in biochemistry, extensive experience with biopharmaceutical companies and service on the boards of other biopharmaceutical companies.
Björn Odlander, M.D., Ph.D., age 65, served as a member of the Legacy Carisma board of directors since February 2022 and was appointed to our board of directors effective as of the effective time of the Merger. Dr. Odlander is a co-founder of HealthCap, a family of venture capital funds investing globally in life sciences, where he has been a Managing Partner since 1996. Dr. Odlander received a M.D. and Ph.D. from Karolinska Institute. We believe Dr. Odlander is qualified to serve as a member of our board of directors with his medical background and training, industry background and extensive experience of investments in the life-science sector.
Our board of directors recommends voting “FOR” the election of Regina Hodits, Ph.D. and Björn Odlander, M.D., Ph.D. as Class III directors for a three-year term ending at the annual meeting of stockholders to be held in 2026.
Directors Continuing in Office
Biographical information as of the date of this proxy statement, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.
Class I Directors (Term Expires at 2024 Annual Meeting of Stockholders)
Michael Torok, age 44, was appointed to our board of directors effective as of the effective time of the Merger. Mr. Torok currently serves as the co-founder and managing director of JEC Capital Partners, LLC, an investment company with offices in the United States and Germany, since 2008, and Manager of JEC II Associates, LLC, an investment company, since 2008. Prior to that, he served as Chief Financial Officer for Integrated Dynamics Engineering Inc, a semiconductor equipment technology company that was acquired by Aalberts Industries (AMS: AALB). Earlier in his career, Mr. Torok served in various positions for PricewaterhouseCoopers LLP, a multinational professional services network of firms. Mr. Torok currently serves on the board of directors of Liberated Syndication, Inc. (formerly NASDAQ: LSYN), a podcasting platform for creators and advertisers, since December 2022. He previously served on the board of directors of Photon Control Inc. (formerly TSX: PHO), which designs, manufactures and distributes a wide range of optical sensors and systems to measure temperature and position, from 2016 to May 2018, and Symbility Solutions Inc., a software company focused on the insurance industry, from 2015 to January 2018. Mr. Torok received a B.S. in Finance and a Master in Finance from Boston College. We believe that Mr. Torok is qualified to serve as a member of our board of directors due to his executive leadership experience and extensive service on the boards of other public and private companies.
Chidozie Ugwumba, age 40, served as a member of the Legacy Carisma board of directors since December 2020 and was appointed to our board of directors effective as of the effective time of the Merger. Mr. Ugwumba has served as Managing Partner of SymBiosis, a venture capital firm focused on investments in biotherapeutics, since August 2021. Prior to SymBiosis, Mr. Ugwumba served as a Managing Director and the Co-Head of the Direct and Impact Investment Group of WIT, LLC, an investment management entity affiliated with Walton Enterprises, from 2018 to 2021 and on the Private Credit and Infrastructure teams at Partners Group, a global private investment manager, from 2015 to 2018. Mr. Ugwumba currently serves on the board of directors of Clene, Inc. (Nasdaq: CLNN). Mr. Ugwumba received an M.B.A. from Cornell University and a B.A. in Political Science from Amherst College. We believe Mr. Ugwumba is qualified to serve as a member of our board of directors because of his significant experience and expertise in biopharmaceutical investments and his overall industry knowledge.
Class II Directors (Term Expires at 2025 Annual Meeting of Stockholders)
Steven Kelly, age 58, served as Legacy Carisma’s President and Chief Executive Officer and as a member of the Legacy Carisma board of directors since February 2018 and was appointed to our board of directors and as our President and Chief Executive Officer effective as of the effective time of the Merger.

Prior to joining Carisma, Mr. Kelly served as Chief Executive Officer of Pinteon Therapeutics, a biotechnology company, from April 2014 to July 2015 and as the Chief Executive Officer of Theracrine, Inc., a biopharmaceutical company, from June 2011 to August 2012. Mr. Kelly currently serves on the board of directors of Artelo Biosciences, Inc. (Nasdaq: ARTL). Mr. Kelly received a B.S. from the University of Oregon and an M.B.A. from Cornell University. We believe Mr. Kelly is qualified to serve as a member of our board of directors because of his extensive knowledge of our company based on his current role as its President and Chief Executive Officer, as well as his significant biopharmaceutical industry and management experience.
Briggs Morrison, M.D., age 64, served as a member of the Legacy Carisma board of directors since July 2020 and was appointed to our board of directors effective as of the effective time of the Merger. Dr. Morrison has served as President, Head of Research and Development of Syndax Pharmaceuticals Inc., a biopharmaceutical company, since February 2022; he was previously Chief Executive Officer of Syndax Pharmaceuticals Inc. from June 2015. Dr. Morrison currently serves on the boards of directors of Repare Therapeutics Inc. (Nasdaq: RPTX), Werewolf Therapeutics Inc. (Nasdaq: HOWL), Arvinas, Inc. (Nasdaq: ARVN) and Syndax Pharmaceuticals Inc. (Nasdaq: SNDX). Dr. Morrison received an M.D. from the University of Connecticut and a B.S. in Biology from Georgetown University. We believe Dr. Morrison is qualified to serve as a member of our board of directors due to his extensive executive leadership experience, medical background and training, and extensive service on the boards of other public and private biopharmaceutical companies.
Sanford Zweifach., age 67, served as a member and Chair of the Legacy Carisma board of directors since November 2021 and was appointed as Chair of our board of directors effective as of the effective time of the Merger. Mr. Zweifach has served as the Founder and President of Pelican Consulting Group, a biotechnology consulting firm, since December 2019. Mr. Zweifach founded and served as Chief Executive Officer of Nuvelution Pharma, Inc., a pharmaceutical company, from June 2015 to November 2019. Mr. Zweifach currently serves on the boards of directors of Essa Pharma Inc. (Nasdaq: EPIX) and Compugen Ltd. (Nasdaq: CGEN). Mr. Zweifach received a B.A. in Biology from University of California San Diego and a M.S. in Human Physiology from University of California Davis. We believe Mr. Zweifach is qualified to serve as Chair of our board of directors because of his extensive experience in the biopharmaceutical industry and service on the boards of other public and private biopharmaceutical companies.

PROPOSAL NO. 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our compensation committee oversees our executive compensation program and compensation awarded. The “Executive Compensation” section of this proxy statement describes in detail our executive compensation program and the decisions made by our compensation committee and board of directors with respect to executive compensation matters. As we describe in the “Executive Compensation” section, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and seeks to align the interests of our executives with our stockholders.
We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Sesen Bio named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. For the avoidance of doubt, the named executive officers include (i) Thomas R. Cannell, D.V.M., Sesen Bio’s former President and Chief Executive Officer, (ii) Monica Forbes, Sesen Bio’s former Chief Financial Officer, and (iii) Mark Sullivan, Sesen Bio’s former General Counsel, Chief Compliance Officer and Corporate Secretary, each of whom resigned from their respective positions effective as of the effective time of the Merger. Their compensation was approved by the compensation committee of the Sesen Bio board of directors prior to the Merger, and no members of such committee currently serve on our compensation committee.
This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, or the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory “say-on-frequency” vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. We last held a say-on-frequency vote in 2020, when our stockholders voted in support of our proposal to hold a “say-on-pay” advisory vote on the compensation of our named executive officers each year.
Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
Our board of directors recommends voting “FOR” the advisory vote on Sesen Bio’s named executive compensation.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the company or the board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our compensation committee and our board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions.

PROPOSAL NO. 3 — AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
On April 12, 2023, our board of directors approved the adoption of and declared advisable to our company and our stockholders, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 100,000,000 shares to 350,000,000 shares.
Our Restated Certificate of Incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. As of April 24, 2023, out of the 100,000,000 shares presently authorized, only 49,074,034 shares remained available for future issuance and 50,925,966 shares were issued or reserved for issuance, as follows:
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40,254,666 shares of our common stock were issued and outstanding;

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610,238 shares of our common stock were issuable upon the exercise of stock options outstanding under the 2014 Plan;

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3,424,522 shares of our common stock were issuable upon the exercise of stock options outstanding under the CARISMA Therapeutics Inc. 2017 Stock Incentive Plan, or the 2017 Plan;

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149,000 shares of our common stock were reserved for future issuance upon the exercise of individual nonqualified stock options granted to employees as an inducement material in accordance with Nasdaq Listing Rule 5635(c)(4);

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6,247,979 additional shares of our common stock were reserved for future issuance under the 2014 Plan; and

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239,561 shares of our common stock were reserved for future issuance under our 2014 employee stock purchase plan.

Furthermore, if Proposal 4 (Amendment and Restatement of the 2014 Plan) is approved, we will be required to reserve additional shares of our common stock for future issuance under the 2014 Plan.
The proposed amendment to our Restated Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock. As of April 24, 2023, there were no shares of our preferred stock outstanding.
Purpose
Our board of directors believes that it is in the best interests of our company and our stockholders to increase the number of authorized shares of common stock to give us greater flexibility in considering and planning for future potential business and financing needs and pursuing our strategic goals. We currently have no specific plans, commitments, arrangements, understandings or agreements to issue additional shares of our common stock, except for the issuance of shares of common stock (i) pursuant to our equity incentive plans to persons eligible to participate in those plans, and (ii) potential future issuances pursuant to our “at-the-market” sales agreement with Jefferies LLC entered into in November 2021, as it may be amended or updated from time to time, pursuant to which we may sell from time to time our common stock through an “at-the-market” equity offering program. However, the availability of additional shares of common stock for issuance is, in the board of directors’ view, prudent and will afford the company with flexibility in acting upon financing transactions to strengthen our financial position and/or strategic or collaboration opportunities that may arise.
The increase in the number of authorized but unissued shares of common stock would enable our board of directors, without the expense and delay of seeking stockholder approval except as may be required by law or the rules of Nasdaq, to issue shares from time to time as may be required for proper business purposes. The additional shares of common stock will be available for issuance by our board of directors for various corporate purposes, including but not limited to:
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grants under our equity incentive plans;

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financings, such as public or private offerings of common stock or convertible securities, including issuances under our “at-the-market” sales agreement;

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satisfaction of potential milestone payment obligations;

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potential strategic transactions, including strategic partnerships, collaborations, strategic investments, joint ventures, mergers, acquisitions, business combinations, stock splits, stock dividends as well as other general corporate transactions; and

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other corporate purposes that have not yet been identified.

If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to achieve the corporate purposes set forth above.
Possible Effects of the Amendment
If this proposal is approved, the additional authorized shares may be issued at the discretion of our board of directors without further stockholder action, except as may be required by law or the rules of Nasdaq. The adoption of the proposed amendment to our Restated Certificate of Incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, the issuance of shares of common stock, other than on a pro rata basis to all stockholders, would reduce each stockholder’s proportionate interest in the company and the issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own. The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. The holders of shares of our common stock will have no dissenters’ rights of appraisal under Delaware law, our Restated Certificate of Incorporation or our Amended and Restated By-Laws with respect to the proposed amendment to our Restated Certificate of Incorporation.
The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the company. We are not aware of any attempts on the part of a third party to effect a takeover of the company, and the proposed amendment to the Restated Certificate of Incorporation has been proposed for the reasons stated above and not with the intention that any increase in the authorized shares of common stock be used as a type of anti-takeover device.
A copy of the proposed amendment to our Restated Certificate of Incorporation is attached as Annex A to this proxy statement. If the proposed amendment to our Restated Certificate of Incorporation is approved, subject to the discretion of our board of directors, as soon as practicable after the Annual Meeting, we will file the amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of Delaware. Upon approval and following such filing with the Secretary of State of Delaware, the amendment to our Restated Certificate of Incorporation will become effective on the date it is filed. Our board of directors reserves the right to abandon or delay the filing of the amendment to our Restated Certificate of Incorporation even if it is approved by the stockholders. If the proposed amendment to our Restated Certificate of Incorporation is approved and becomes effective, the first paragraph of Article FOURTH of our Restated Certificate of Incorporation, which sets forth our currently authorized capital stock, will be amended to read in its entirety as follows:
“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

The affirmative vote of a majority of the shares of our common stock issued and outstanding will be required to approve this proposal. Abstentions will have the same effect as a vote against the amendment to the Restated Certificate of Incorporation. Our board of directors urges stockholders to vote for this proposal as failure to obtain the vote of a majority of outstanding shares may limit our ability to operate and execute on future business plans.
Our board of directors recommends voting “FOR” the approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000.

PROPOSAL NO. 4 — AMENDMENT AND RESTATEMENT OF THE 2014 PLAN
Why we are Requesting Stockholder Approval of an Amendment and Restatement of the 2014 Plan
We are asking our stockholders to approve an amendment and restatement of the 2014 Plan, or the Second A&R Plan, which was adopted by our board of directors, subject to the approval of our stockholders, on April 12, 2023. A copy of the proposed Second A&R Plan is attached as Annex B to this proxy statement. Our board of directors believes that our growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability to advance our clinical and business objectives, thereby creating value for all of our stakeholders. Central to these objectives is our stock-based compensation program.
The 2014 Plan was adopted by our board of directors on January 17, 2023, approved by our stockholders on March 2, 2023, and amended and restated to reflect our name change and the reverse stock split approved by our stockholders on March 7, 2023. At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to approve the Second A&R Plan to (i) provide for an annual increase in the number of shares of our common stock reserved for issuance under the Second A&R Plan, to be added on the first day of each fiscal year during the term of the Second A&R Plan, beginning with the fiscal year ending on December 31, 2024, of 4% of the number of shares of our common stock outstanding on the first day of such fiscal year or a lesser number of shares determined by our board of directors, or the “evergreen provision”, (ii) increase the aggregate number of shares of our common stock that may be issued as incentive stock options under the Second A&R Plan to 20,556,696 shares and (iii) permit shares of our common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of our common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) to be added back to the number of shares available for the future grant of awards under the Second A&R Plan.
If approved by our stockholders, the Second A&R Plan will be used to continue to grant equity awards to our employees, officers, non-employee directors, consultants and advisors. We have determined that the number of shares available for issuance under the 2014 Plan is insufficient to fully cover the long-term needs for our equity incentive programs, and that the absence of an evergreen provision, which is a common feature among pre-commercial and newly public biotechnology companies, puts us at a competitive disadvantage versus our peers. As such, we have determined that an annual increase to our share reserve through the evergreen provision and the recycling of any shares that are used to purchase shares of our common stock upon exercise of an award or to satisfy tax withholding obligations is in the long-term interests of our stockholders. In addition, by increasing the aggregate number of shares of our common stock that may be issued as incentive stock options, we will have greater ability to grant incentive stock options to our employees under the Second A&R Plan and, in that way, retain flexibility for our board of directors and compensation committee to choose the most appropriate type of equity incentive to recruit, retain and incentivize our employees.
We rely heavily on the plan to issue incentive equity to our team members in order to adequately compensate them for their efforts without having to utilize precious cash resources. In this regard, we are seeking to simplify the process for increasing the maximum number of shares issuable under the Second A&R Plan by way of incorporating the evergreen provision and adjusting the restrictions on share recycling. These provisions will provide us with flexibility and allow for the replenishment of the Second A&R Plan share pool without requiring the Company to periodically submit a proposal to stockholders to increase the size of the share pool.
Our board of directors determined the terms of the proposed amendments to the 2014 Plan, based on projected annual equity awards to eligible participants, projected employee recognition and promotion awards and anticipated new-hire awards. If our stockholders approve the Second A&R Plan then, subject to adjustment in the event of stock splits and other similar events, awards may be made under the Second A&R Plan for up to the sum of:
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6,852,232 shares of our common stock; plus

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the number of shares as is equal to the sum of (x) the number of shares of common stock reserved for issuance under the Eleven Biotherapeutics, Inc. 2009 Stock Incentive Plan, or the prior plan, that remained available for grant under the prior plan immediately prior to our initial public offering and (y) the number of shares of our common stock subject to (I) outstanding awards granted under the prior plan and (II) stock options assumed by us in the Merger, or, the awards described in the foregoing clauses (I) and (II) together, the Outstanding Awards, in each case which Outstanding Awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus
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an annual increase, to be added on the first day of each fiscal year during the term of the Second A&R Plan, beginning with the fiscal year ending on December 31, 2024, equal to the lesser of (i) 4% of the number of shares of our common stock outstanding on the first day of such fiscal year and (ii) the number of shares of our common stock determined by our board of directors.

Up to 20,556,696 of the shares of our common stock available for issuance under the Second A&R Plan may be issued as incentive stock options under the Second A&R Plan, subject to adjustment under the terms of the Second A&R Plan. The Second A&R Plan will terminate March 6, 2033, unless earlier terminated in accordance with the plan.
The proposed Second A&R Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below. If our stockholders do not approve the Second A&R Plan, the 2014 Plan will remain in effect pursuant to its terms.
The following table includes information regarding (i) all of our outstanding equity awards as of April 12, 2023 (under all of our equity-based compensation plans or arrangements under which shares of our common stock may be issued, including the 2014 Plan, the 2017 Plan and inducement grants made by us, but excluding the Carisma Therapeutics Inc. 2014 Employee Stock Purchase Plan, or the 2014 ESPP), (ii) shares available for future awards under all of our equity-based compensation plans or arrangements under which shares of our common stock may be issued, including inducement grants made by us but excluding the 2014 ESPP, as of April 12, 2023 and (iii) the number of shares of our common stock outstanding as of April 12, 2023:
Aggregate number of outstanding options under our equity incentive plans and inducement grants	4,183,760
• Number of outstanding options under the 2014 Plan	610,238
• Number of outstanding options under the 2017 Plan	3,424,522
• Number of outstanding options under inducement grants	149,000
Aggregate weighted average exercise price of outstanding options under our equity incentive plans and inducement grants	$5.86
• Weighted average exercise price of outstanding options under the 2014 Plan	$28.29
• Weighted average exercise price of outstanding options under the 2017 Plan	$1.23
• Weighted average exercise price of outstanding options under inducement grants	$20.84
Aggregate weighted average remaining contractual term of outstanding our options under our equity incentive plans and inducement grants	5.50
• Weighted average remaining contractual term of outstanding our options under the 2014 Plan	0.68
• Weighted average remaining contractual term of outstanding our options under the 2017 Plan	6.57
• Weighted average remaining contractual term of outstanding our options under inducement grants	0.77
Number of outstanding restricted stock units, or RSUs, under our equity incentive plans	—
Remaining shares of our common stock available under the 2014 Plan	6,247,979
Number of shares of our common stock outstanding	50,925,966
As of April 12, 2023, (i) there were no outstanding shares of restricted stock, no stock appreciation rights, or SARs, nor any other stock-based awards under the 2014 Plan and (ii) there were no outstanding shares of restricted stock, no RSUs, no SARs, nor any other stock-based awards under the 2017 Plan. Effective as of March 7, 2023, no additional awards will be granted under the 2017 Plan; however, previously granted awards under the 2017 Plan will remain outstanding pursuant to their terms.
We expect that the proposed share pool under the Second A&R Plan will allow us to continue to grant market-competitive equity awards for the foreseeable future, but the actual duration of the share pool may vary based on changes in participation and our stock price and our talent needs.
If the Second A&R Plan is not approved by our stockholders, we will not be able to make long-term equity incentive awards that are sufficient to meet our long-term needs. The inability to make competitive equity awards to retain talented employees in a highly competitive market could have an adverse impact on our business and future prospects. Further, if the Second A&R Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we intend to allocate meeting our clinical and business needs and objectives. Therefore, we consider the approval of the Second A&R Plan vital to our future success.
Highlights of the Second A&R Plan
The Second A&R Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.
Clawback Policy.   In accepting an award granted under the Second A&R Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.
No Automatic Vesting of Awards on a Change in Control Event.   The Second A&R Plan does not provide for the automatic vesting of awards in connection with a change in control event.
No Repricing of Awards.   The Second A&R Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.
No Discounted Options or SARs.   All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.
Material Amendments Require Stockholder Approval.   Stockholder approval is required prior to an amendment of the Second A&R Plan that would (i) materially increase the number of our shares authorized (other than as contemplated by the Second A&R Plan, including with respect to the evergreen provision and certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate in the Second A&R Plan.
Reasons Stockholders Should Approve the Second A&R Plan
Incentivizes, Retains and Motivates Talent.   It is critical to our success that we incentivize, retain and motivate the best available talent in what is a tremendously competitive labor market. Our equity-based compensation program will be a key component in our ability to pay market-competitive compensation to our employees and other service providers.
Aligns with a Pay-for-Performance Compensation Philosophy.   We believe that equity-based compensation is fundamentally performance-based. As the value of our common stock appreciates, our employees and other service providers receive greater compensation while our stockholders receive a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then employees would not realize any compensation benefit in respect of stock options or SARs and would receive lower than intended compensation in respect of awards of restricted stock or RSUs.
Aligns Employee and Director Interests with Stockholder Interests.   Providing employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our stockholders. If the Second A&R Plan is approved by our stockholders, we will be able to continue fostering this alignment between our employees and non-employee directors and stockholders by granting meaningful equity-based incentives.

Consistent with Stockholder Interests and Sound Corporate Governance.   As described under the heading above titled “Highlights of the Second A&R Plan” and more thoroughly below, the Second A&R Plan purposefully includes features that are consistent with the interests of our stockholders and sound corporate governance.
Description of the Second A&R Plan
The following summary of the Second A&R Plan is qualified in its entirety by reference to the Second A&R Plan, a copy of which is attached as Annex B to this proxy statement. References to our board of directors in this summary shall include the compensation committee or any similar committee appointed by our board of directors to administer the Second A&R Plan.
Types of Awards; Shares Available for Awards; Share Counting Rules
The Second A&R Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the U.S. Internal Revenue Code of 1986, or the Code, nonstatutory stock options, SARs, restricted stock, RSUs, and other stock-based awards, or collectively, the awards.
Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the Second A&R Plan for up to the sum of:
•
6,852,232 shares of our common stock; plus

•
the number of shares of our common stock as is equal to the sum of (x) the number of shares of our common stock reserved for issuance under the prior plan that remained available for grant under the prior plan immediately prior to our initial public offering and (y) the number of shares of our common stock subject to Outstanding Awards, which Outstanding Awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus

•
an annual increase, to be added on the first day of each fiscal year during the term of the Second A&R Plan, beginning with the fiscal year ending December 31, 2024, equal to the lesser of (i) 4% of the number of shares of our common stock outstanding on the first day of such fiscal year and (ii) the number of shares of common stock determined by our board of directors.

Up to 20,556,696 of the shares of our common stock available for issuance under the Second A&R Plan may be issued as incentive stock options under the Second A&R Plan, subject to adjustment under the terms of the Second A&R Plan. Shares of our common stock issued under the Second A&R Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
For purposes of counting the number of shares available for the grant of awards under the Second A&R Plan, all shares of common stock covered by SARs will be counted against the number of shares available for the grant of awards. However, SARs that may be settled only in cash will not be so counted. In addition, if we grant a SAR in tandem with an option for the same number of shares of our common stock and provides that only one such award may be exercised, or the tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Second A&R Plan.
Shares covered by awards under the Second A&R Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of a SAR that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Second A&R Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Second A&R Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of our common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of our common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the Second A&R Plan.
In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the Second A&R Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Second A&R Plan. No such substitute awards shall count against the overall share limit, except as required by reason of Section 422 and related provisions of the Code.
Descriptions of Awards
Options.   A participant who is awarded an option receives the right to purchase a specified number of shares of our common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Second A&R Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).
The Second A&R Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by the our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of our common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means as our board of directors may determine, or (vi) by any combination of these forms of payment.
Stock Appreciation Rights.   A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Second A&R Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price will not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years.
Limitation on Repricing of Options or SARs.   With respect to options and SARs, unless such action is approved by our stockholders or otherwise permitted under the terms of the Second A&R Plan in connection with certain changes in capitalization and reorganization events, we may not (1) amend any outstanding option or SAR granted under the Second A&R Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the Second A&R Plan) and grant in substitution for such awards new awards under the Second A&R Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (4) take any other action under the Second A&R Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.
Restricted Stock Awards.   A participant who is granted an award of restricted stock is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.
Restricted Stock Unit Awards.   A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination of cash and shares, to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and may be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded, in each case to the extent provided in the applicable award agreement.
Other Stock-Based Awards.   Under the Second A&R Plan, our board of directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Second A&R Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine.
Eligibility to Receive Awards
All of our employees, officers, directors, consultants or advisors are eligible to participate in the Second A&R Plan.
Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to us.

No Rights as a Stockholder; Clawback
Subject to the provisions of the applicable award, no participant or designated beneficiary will have any rights as a stockholder with respect to any shares of our common stock to be distributed with respect to an award granted under the Second A&R Plan until becoming a record holder of such shares of our common stock. In accepting an award granted under the Second A&R Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.
Effective Date
The effective date of the Second A&R Plan is March 7, 2023.
Term
The Second A&R Plan will terminate automatically on March 6, 2033 (but any awards previously granted under the Second A&R Plan may extend beyond such date) unless it is earlier terminated by our board of directors.
Plan Benefits
As of April 12, 2023, approximately 103 persons were eligible to receive awards under the Second A&R Plan, including 3 named executive officers (all of whom are current employees), 2 other executive officers who are not named executive officers (both of whom are also current employees), 91 employees (excluding named executive officers and other executive officers), 6 non-employee directors and 1 non-employee consultant.
Awards Granted Under the 2014 Plan
The following table sets forth information about equity awards granted under the 2014 Plan since adoption of the 2014 Plan through April 12, 2023 to the individuals and groups described in the below table, taking into account the 1-for-20 reverse stock split that became effective on March 7, 2023, immediately prior to the effective time of the Merger.
Name and Position	Number of Shares of Common Stock Underlying Stock Options Granted (#)	Number of Shares of Common Stock Underlying RSUs Granted (#)
Thomas R. Cannell, D.V.M., former President and Chief Executive Officer(1)	580,000	60,680
Monica Forbes, former Chief Financial Officer(1)	156,000	45,670
Mark Sullivan, former General Counsel, Chief Compliance Officer and Corporate Secretary(1)	102,002	31,885
All current executive officers as a group(2)	—	—
All current directors who are not executive officers as a group(2)	—	—
Each nominee for election as a director(2)	—	—
Each associate of any of such directors, executive officers or nominees(2)	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—
All employees, including all current officers who are not executive officers, as a group(2)(3)	1,291,033	336,263

(1)
On March 7, 2023, effective as of the effective time of the Merger, Dr. Cannell, Ms. Forbes and Mr. Sullivan resigned as officers of the company.

(2)
No equity grants have been made subsequent to the closing of the Merger under the 2014 Plan.

(3)
Includes number of shares of common stock underlying stock options and RSUs granted to Sesen Bio employees prior to the Merger.

On April 12, 2023, the closing sale price of our common stock on Nasdaq was $3.04 per share.
New Plan Benefits Table
The granting of awards under the Second A&R Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. We are obligated to grant each of our non-employee directors an option to purchase 19,350 shares in 2023 under the terms of our non-employee director compensation policy. Based upon our current non-employee director compensation policy, future awards of options to purchase shares will be made to non-employee directors in years subsequent to 2023.
Name and Position	Dollar Value	Number of Shares of Common Stock Underlying Option Awards
Thomas R. Cannell, D.V.M., former President and Chief Executive Officer(1)	—	—
Monica Forbes, former Chief Financial Officer(1)	—	—
Mark Sullivan, former General Counsel, Chief Compliance Officer and Corporate Secretary(1)	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group(2)	—	116,100
All employees, including all current officers who are not executive officers, as a group	—	—

(1)
On March 7, 2023, effective as of the effective time of the Merger, Dr. Cannell, Ms. Forbes and Mr. Sullivan resigned as officers of the company.

(2)
Represents the annual stock option award to purchase shares of common stock to be granted in 2023 to each non-employee director. Under our director compensation policy, each non-employee director will receive an annual stock option award of 19,350 shares on the date of the first board meeting held after the Annual Meeting. The value of a stock option to be granted under this policy will be determined using the same method we use to calculate the grant-date fair value of stock options. Excludes (i) options that the non-employee directors will be entitled to receive under our director compensation policy for subsequent years following 2023 and (ii) any discretionary awards that any non-employee director may be awarded under the Second A&R Plan.

Administration
The Second A&R Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Second A&R Plan and to construe and interpret the terms of the Second A&R Plan and any award agreements entered into under the Second A&R Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Second A&R Plan or any award under the Second A&R Plan in the manner and to the extent it deems expedient, and it is the sole and final judge of such expediency. All decisions by our board of directors are made in its sole discretion and are final and binding on all persons having or claiming any interest in the Second A&R Plan or in any award under the Second A&R Plan.
Pursuant to the terms of the Second A&R Plan, our board of directors may delegate any or all of its powers under the Second A&R Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized our compensation committee to administer certain aspects of the Second A&R Plan.
Subject to any requirements of applicable law, our board of directors may, by resolution, delegate to one or more persons (including our officers) or bodies, which we refer to as “delegated persons,” the power to grant awards (subject to any limitations under the Second A&R Plan) to our eligible service providers to exercise such other powers under the Second A&R Plan as our board of directors may determine, provided that our board of directors must fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise of those awards, that may be issued by the delegated persons, (ii) the time period during which those awards, and during which the shares issuable upon exercise of those awards, may be issued, and (iii) the minimum amount of consideration (if any) for which awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise of those awards. Further, no delegated person will be authorized to grant awards to any of our “executive officers” (as defined by Rule 3b-7 under the Exchange Act) or to any of our “officers” (as defined by Rule 16a-1 under the Exchange Act).
Subject to applicable limitations contained in the Second A&R Plan, our board of directors, our compensation committee, or any other committee or subcommittee of our board of directors or delegated person to whom our board of directors has delegated authority pursuant to the Second A&R Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.
Except as otherwise provided in the Second A&R Plan, each award under the Second A&R Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.
Our board of directors may at any time provide that any award will become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, we are required by the Second A&R Plan to make equitable adjustments (or make substitute awards, if applicable), in a manner determined by our board of directors, to:
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the number and class of securities available under the Second A&R Plan and the number and class of securities available for issuance as incentive stock options under the Second A&R Plan;

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the share counting rules under the Second A&R Plan;

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the number and class of securities and exercise price per share of each outstanding option;

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the share and per-share provisions and measurement price of each outstanding SAR;

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the number of shares and the repurchase price per share subject to each outstanding restricted stock award or RSU award; and

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the share and per-share related provisions and purchase price, if any, of any outstanding other stock-based award.

In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises an option between the record date and the distribution date for such stock dividend will be entitled to receive, on the distribution date, the stock dividend with respect to the shares of our common stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Second A&R Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of director’s approval) arising out of any act or omission to act concerning the Second A&R Plan unless arising out of such person’s own fraud or bad faith.
Except as otherwise provided under the Second A&R Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting for the award another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option. The participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Second A&R Plan or the change is otherwise permitted under the terms of the Second A&R Plan in connection with certain corporate events.
Reorganization Events
The Second A&R Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Second A&R Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is canceled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.
Provisions Applicable to Awards Other than Restricted Stock.   Under the Second A&R Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested and/or exercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, which we refer to as the “Acquisition Price”, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.
Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Second A&R Plan.
Provisions Applicable to Restricted Stock.   Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock is converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.
Provisions for Foreign Participants
Our board of directors may establish one or more sub-plans under the Second A&R Plan to satisfy applicable securities, tax or other laws of various jurisdictions. Our board of directors will establish such sub-plans by adopting supplements to the Second A&R Plan containing any limitations on our board of director’s discretion under the Second A&R Plan and any additional terms and conditions not otherwise inconsistent with the Second A&R Plan as our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Second A&R Plan, but each supplement will only apply to participants within the affected jurisdiction.
Withholding
The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of our common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by our board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of our common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by our board of directors, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of our common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we will determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
Amendment or Termination
If we receive stockholder approval of the Second A&R Plan, no award may be granted under the Second A&R Plan after March 6, 2033, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Second A&R Plan or any portion of the Second A&R Plan at any time, except that (i) no amendment may be made to the plan to permit an option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under Nasdaq rules may be made effective unless and until such amendment has been approved by our stockholders. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Second A&R Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Second A&R Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Second A&R Plan. No award will be made that is conditioned on stockholder approval of any amendment to the Second A&R Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than

12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.
Federal Income Tax Consequences
The following summarizes the federal income tax consequences of awards that may be granted under the Second A&R Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement/prospectus. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
Incentive Stock Options.   An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares to the extent not recognized as taxable income as provided above, will be long-term or short-term capital gain or loss, depending on the holding period.
Nonstatutory Stock Options.   An optionee does not recognize taxable income at the time the option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.
Stock Appreciation Rights.   A holder of a SAR does not recognize taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of the shares received, and if granted to an employee, tax withholding is generally due. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, depending on the holding period.
Restricted Stock.   A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have ordinary income equal to the fair market value of the stock on the date of grant less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have ordinary income equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year, and otherwise will be short-term. If the participant is an employee, any ordinary income generally is subject to withholding of income and employment taxes.
Restricted Stock Units.   A participant generally will recognize no income upon the grant of an RSU. Upon the settlement and/or payment of RSUs, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as short term or long-term capital gain or loss, depending on the holding period.
Other Stock-Based Awards.   The tax consequences associated with any other stock-based award granted under the Second A&R Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.
Tax Consequences to the Company.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has ordinary income, subject to the limitations of Section 162(m) of the Code.
Vote Required
The affirmative vote of the stockholders of shares of our common stock having a majority in voting power of the votes cast by the stockholders of all of the shares of our common stock present or represented at the Annual Meeting is required for approval of Proposal No. 4. Votes withheld and broker non-votes will have no effect on the voting on Proposal No. 4.
The board of directors recommends voting “FOR” Proposal No. 4 to approve an amendment and restatement of the 2014 Plan.

PROPOSAL NO. 5 — RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023
Effective as of the effective time of the Merger, the audit committee appointed and engaged KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and to perform other appropriate audit-related services. Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Ernst & Young LLP served as the independent registered public accounting firm of Sesen Bio as of and for the fiscal years ended December 31, 2022 and 2021, and KPMG LLP served as the independent registered public accounting firm of Legacy Carisma. As disclosed in a Current Report on Form 8-K filed with the SEC on March 8, 2023, on March 6, 2023, the audit committee dismissed Ernst & Young LLP as its independent registered public accounting firm, effective as of the effective time of the Merger and on March 7, 2023, the audit committee approved the engagement of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2023.
The reports of Ernst & Young LLP on Sesen Bio, Inc.’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of Sesen Bio, Inc.’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through March 7, 2023, there were no: (i) disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report or (ii) reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.
During the years ended December 31, 2022 and 2021, neither us, Legacy Carisma, nor anyone on our or Legacy Carisma’s behalf, consulted with KPMG LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Legacy Carisma’s financial statements, and neither a written report nor oral advice was provided to Legacy Carisma that KPMG LLP concluded was an important factor considered by Legacy Carisma in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint KPMG LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.
A representative of KPMG LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.
Sesen Bio incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021.
	2022	2021
Audit fees(1)	$1,005,321	$1,390,149
Tax fees(2)	39,369	102,873
All other fees(3)	—	2,950
Total fees	$1,044,690	$1,495,972

(1)
“Audit fees” for fiscal year 2022 consist of a) fees incurred for the audit of our annual financial statements and reviews of interim financial statements; b) fees incurred in connection with our registration statement on Form S-4 and amendments thereto filed with the SEC in October 2022, November 2022, December 2022, January 2023, and February 2023; and c) fees incurred in connection with the Current Report on Form 8-K filed in March 2023. “Audit fees” for fiscal year 2021 consist of a) fees incurred for the audit of our annual financial statements and reviews of interim financial statements; b) fees incurred in connection with quarterly services related to our Open Market Sale Agreement with Jefferies LLC, as amended, effective November 2019; c) fees incurred in connection with our registration statement on Form S-3 filed with the SEC in May 2021; and d) fees incurred in connection with our registration statements on Form S-8 filed with the SEC in May 2021 and February 2022.

(2)
“Tax fees” for services performed in fiscal years 2022 and 2021 consist of fees for tax compliance services relating primarily to the preparation of our U.S. and various state tax returns. In addition, “tax fees” for fiscal years 2022 and 2021 relate to services rendered related to our recovery of German VAT taxes paid for the shipment of our drug substance from the United States to our contract manufacturer in Germany, and tax advisory transfer pricing services.

(3)
“All other fees” for fiscal year 2021 relate to online subscription fees for technical accounting research.

We incurred the following fees from KPMG LLP for the audit of the consolidated financial statements of Legacy Carisma for the year ended December 31, 2022 included in our Current Report on Form 8-K/A filed with the SEC on April 4, 2023.
2022
Audit fees(1)	$1,055,000
Tax fees(2)	20,500
All other fees	—
Total fees	$1,075,500

(1)
“Audit fees” consist of fees incurred for the audit of Legacy Carisma’s consolidated financial statements, including the review of interim financial statements, and fees related to the review of our Registration Statement on Form S-4 and amendments thereto, including the issuance of consents related to KPMG LLP’s audit opinion for the years ended December 31, 2021 and 2020.

(2)
“Tax fees” consist of fees for tax compliance services and tax consulting.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. At the time such pre-approval is granted, the audit committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services and, at each regularly scheduled meeting of the audit committee following such pre-approval, management or the independent registered public accounting firm shall report to the audit committee regarding each service actually provided to us pursuant to such pre-approval.
During our 2022 and 2021 fiscal years, no services were provided to Sesen Bio by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
The board of directors recommends voting “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board of directors. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
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nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

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nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process;

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nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees;

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nominees should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders;

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nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director; and

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the value of diversity on the board of directors will be considered. Nominees should represent a diverse array of personal and professional characteristics, including, for example, gender, racial or ethnic identity, sexual identity, age, academic background, professional experience in the United States or internationally and/or expertise in a particular discipline or field. Nominees will not be discriminated against on the basis of gender, race, ethnicity, national origin, sex, sexual orientation, sexual identity, religion, disability or any other basis proscribed by law.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate.
Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders.

Board Diversity Matrix
Board Diversity Matrix (As of April [28], 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	4
Director Independence
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (ii) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In March 2023, our board of directors undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Kelly, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Kelly is not an independent director under these rules because he serves as our President and Chief Executive Officer.
There are no family relationships among any of our directors or executive officers.
Composition of our Board of Directors
Our board of directors currently consists of seven members divided into three staggered classes, with one class elected at each annual meeting of stockholders to serve for a three-year term.
Committees of our Board of Directors
Our board of directors has an established audit committee, compensation committee, nominating and corporate governance committee and science committee, each of which operate pursuant to a charter adopted by our board of directors. We have posted a current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and science committee on the “Governance” section of the “Investor Relations” section of our website, which is located at www.carismatx.com.
Audit Committee
Prior to the Merger, the members of the Sesen Bio audit committee were Carrie L. Bourdow, Peter K. Honig, M.D., M.P.H. and Jason A. Keyes. The members of our audit committee are currently Chidozie Ugwumba, Regina Hodits, Ph.D. and Sanford Zweifach. Mr. Ugwumba serves as chair of the audit committee. Our audit committee met 5 times during 2022. Our audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures (including any interim financial statements to be included in our periodic disclosures filed with the SEC) and our earnings press releases;

•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•
overseeing our internal audit function;

•
working with our Chief Compliance Officer to evaluate and define the goals of our ethics and compliance programs, evaluate the adequacy of our internal controls over compliance and develop proposals for improving our internal controls;

•
overseeing our risk assessment and risk management policies;

•
establishing procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal audit advisor, if applicable, and the independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions;

•
preparing the audit committee report required by SEC rules; and

•
conducting an annual self-evaluation of the committee’s performance.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Our board of directors has determined that Chidozie Ugwumba is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Compensation Committee
Prior to the Merger, the members of the Sesen Bio compensation committee were Jay S. Duker, M.D., Jason A. Keyes and Michael A.S. Jewett, M.D., F.R.C.S., F.A.C.S. The members of our compensation committee are currently Briggs Morrison, M.D. and Sanford Zweifach. Dr. Morrison serves as chair of the compensation committee. Our compensation committee met 7 times during 2022. Our compensation committee’s responsibilities include:
•
reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of the chief executive officer and other executive officers, taking into consideration the executive officer’s performance as it relates to both legal compliance and compliance with our internal policies and procedures;

•
reviewing and approving termination benefits and separation pay to executive officers, taking into consideration the circumstances surrounding the particular executive officer’s departure and performance as it relates to both legal compliance and compliance with our internal policies and procedures;

•
overseeing an evaluation of our senior executives, including the establishment of corporate goals and objectives applicable to the chief executive officer and other executive officers;

•
reviewing and approving, or making recommendations to our board of directors with respect to, the terms of any binding offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, severance agreements, indemnification agreements or other material compensatory agreements with the chief executive officer or the other executive officers;

•
reviewing and making recommendations to our board of directors with respect to incentive-compensation and equity-based plans that are subject to approval by our board of directors;

•
overseeing and administering our stock option, stock incentive, employee stock purchase and other equity-based plans;

•
retaining the services, following the determination of independence under applicable Nasdaq and Exchange Act rules, of our compensation consultant, as well as overseeing and considering the recommendations of the compensation consultant;

•
reviewing and making recommendations to our board of directors with respect to director compensation;

•
establishing, if deemed advisable by our board of directors, and monitoring compliance with, stock ownership guidelines for the chief executive officer, directors and other executive officers;

•
reviewing and discussing annually with management the compensation disclosure required by SEC rules;

•
preparing the compensation committee report required by SEC rules; and

•
conducting a periodic self-assessment of the committee and its charter.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, consisting of non-employee directors, as it deems appropriate. During 2022, the compensation committee did not form or delegate authority to such subcommittees.
In addition, under its charter, the compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to the 2014 Plan to employees who are not directors or executive officers of our company. During 2022, the compensation committee delegated to the chief executive officer authority to grant stock options to employees who are not directors, officers or employees at the vice president level or above.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Nominating and Corporate Governance Committee
Prior to the Merger, the members of the Sesen Bio nominating and corporate governance committee were Jay S. Duker, M.D., Carrie L. Bourdow and Michael A.S. Jewett, M.D., F.R.C.S., F.A.C.S. The members of our nominating and corporate governance committee are currently Björn Odlander, M.D., Ph.D. and Sanford Zweifach. Dr. Odlander serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee met zero times during 2022 and acted by unanimous written consent 2 times during 2022. Our nominating and corporate governance committee’s responsibilities include:
•
identifying individuals qualified to become members of our board of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

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reviewing and making recommendations to our board of directors with respect to board leadership structure;

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reviewing and making recommendations to our board of directors with respect to management succession planning;

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developing and recommending to our board of directors corporate governance guidelines;

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overseeing a periodic evaluation of our board of directors; and

•
conducting a periodic self-assessment of the committee and its charter.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Science Committee
Prior to the Merger, the members of the Sesen Bio compensation committee were Jay S. Duker, M.D., Peter K. Honig, M.D., M.P.H. and Michael A.S. Jewett, M.D., F.R.C.S., F.A.C.S. The members of our science committee are currently Regina Hodits, Ph.D. and Briggs Morrison, M.D. Dr. Hodits serves as chair of the science committee. Our science committee met 1 time during 2022. Our science committee’s responsibilities include:
•
reviewing and advising on the overall strategy, direction and effectiveness of our research and development, or R&D, initiatives, programs and related investments, and on our progress in achieving our long-term strategic R&D goals and objectives, including pre-clinical studies and clinical trial design;

•
reviewing and advising on opportunities and risks associated with our R&D initiatives, programs and related investments;

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reviewing and advising on our significant medical affairs strategies and initiatives;

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reviewing and advising on trends and innovation in R&D to enhance our R&D capabilities; and

•
conducting a periodic self-assessment of the science committee and its charter.

Compensation Committee Interlocks and Insider Participation
During 2022, the members of our compensation committee were Jay S. Duker, M.D., Michael A.S. Jewett, M.D. and Jason A. Keyes. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the current members, or members serving during 2022, of our compensation committee is, or has ever been, an officer or employee of our company.

Board of Directors Meetings and Attendance
Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met 22 times during 2022. During 2022, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All then-serving directors attended our 2022 annual meeting of stockholders.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Governance” section of the “Investor Relations” section of our website, which is located at www.carismatx.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:
•
the principal responsibility of our board of directors is to oversee our management;

•
a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;

•
the independent directors meet in executive session semi-annually;

•
directors have full and free access to management and, as necessary, independent advisors;

•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•
our nominating and corporate governance committee will oversee an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Governance” section of the “Investor Relations” section of our website, which is located at www.carismatx.com.
Board Leadership
Sanford Zweifach serves as Chair of our board of directors. Our board of directors has determined that the roles of Chair of the board and Chief Executive Officer should be bifurcated at this time. Our board of directors believes that separating the Chair and Chief Executive Officer positions allows the Chief Executive Officer to focus on company operations instead of board administration, encourages objective oversight, and is the appropriate leadership structure for us at this time. Additionally, our board of directors believes this leadership structure is particularly appropriate for our company given Mr. Zweifach’s extensive experience in the biopharmaceutical industry and service on the boards of other public and private biopharmaceutical companies.
As the Chair of the board of directors and an independent director, Mr. Zweifach’s responsibilities include:
•
chairing meetings of the independent directors in executive session;

•
meeting with any director who is not adequately performing such director’s duties as a member of our board of directors or any committee;

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facilitating communications between other members of our board of directors and our Chief Executive Officer;

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monitoring, with the assistance of our legal advisors, communications from stockholders and other interested parties and providing copies or summaries to the other directors as he or she considers appropriate;

•
working with our Chief Executive Officer in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors; and

•
otherwise consulting with our Chief Executive Officer on matters relating to corporate governance and board performance.

Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Our nominating and corporate governance committee evaluates our board leadership structure from time to time and may recommend further alterations of this structure in the future.
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in Exhibit 99.3 to our Current Report on Form 8-K filed with the SEC on March 8, 2023 and our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 28, 2023. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Oversight by the audit committee includes direct communication with our independent registered public accounting firm. Our compensation committee oversees risk management activities relating to our compensation policies and practices and assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Oversight by the compensation committee includes direct communication with our independent compensation consultants. Our nominating and corporate governance committee oversees risk management activities relating to board and committee composition, management succession planning and corporate sustainability efforts, including the impact of environmental and social issues. Our research and development committee assists the board’s oversight of our research and development activities. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on major risk exposures, the potential impact of such risks, risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Communication with Our Directors
Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
Carisma Therapeutics Inc.
3675 Market Street, Suite 200
Philadelphia, Pennsylvania 19104
Attention: Board of Directors

You may submit your concern anonymously or confidentially by mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director(s) may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.
Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be confidentially, and anonymously if they wish, submitted in writing online at www.whistleblowerservices.com/carm or to our general counsel (or, if none, our principal executive officer or principal financial officer) at 3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104 or via the toll-free telephone number 866-822-6485.

EXECUTIVE OFFICERS
The following table sets forth the name, age as of the date of this proxy statement and position of each of our executive officers.
Name	Age	Position
Steven Kelly	58	President and Chief Executive Officer, Director
Richard Morris	50	Chief Financial Officer
Michael Klichinsky, Pharm.D., Ph.D.	33	Chief Scientific Officer
Please see Steven Kelly’s biography in the section above titled “Proposal No. 1 — Election of Two Class III Directors — Directors Continuing in Office — Class II Directors (Term Expires at 2025 Annual Meeting of Stockholders).” A biography for each of our other executive officers is provided below.
Richard Morris served as Legacy Carisma’s Chief Financial Officer since June 2021 and was appointed as our Chief Financial Officer effective as of the effective time of the Merger. Prior to joining Legacy Carisma, Mr. Morris served as Chief Financial Officer of Passage Bio, Inc., a genetic medicines company, from October 2019 to May 2021 and as Executive Vice President and Chief Financial Officer of Context Therapeutics, LLC, a biopharmaceutical company, or Context, from November 2017 to July 2019. Prior to Context, Mr. Morris served as Chief Financial Officer of Vitae Pharmaceuticals Incorporated, a biopharmaceutical company, from 2014 to October 2016, and held several senior financial roles over 12 years at ViroPharma Incorporated, a biopharmaceutical company, including Chief Accounting Officer and Vice President, Financial and Strategic Planning. Mr. Morris received a B.S. in Accounting from Saint Joseph’s University and has been a CPA since 1999.
Michael Klichinsky, Pharm.D., Ph.D. served as Legacy Carisma’s Chief Scientific Officer since April 2022 and was appointed as our Chief Scientific Officer effective as of the effective time of the Merger. He co-founded Legacy Carisma in 2016 and served as Vice President of Discovery of Legacy Carisma from October 2018 to April 2021 and as Senior Vice President of Research of Legacy Carisma from April 2021 to April 2022. Dr. Klichinsky received a Doctor of Pharmacy from the University of Sciences in Philadelphia and a Ph.D. in Pharmacology from the University of Pennsylvania.

EXECUTIVE COMPENSATION
Set forth below is information regarding the historical compensation of certain Sesen Bio executive officers prior to the completion of the Merger, which we are required by SEC rules to present in this proxy statement. In addition, set forth below is information regarding the historical compensation of Legacy Carisma executive officers prior to completion of the Merger, and employment and compensatory arrangements we have made with our executive officers following the completion of the Merger, both of which we are voluntarily providing.
Sesen Bio Executive Compensation
Sesen Bio’s named executive officers for 2022 are (i) Thomas R. Cannell, D.V.M., Sesen Bio’s former President and Chief Executive Officer, (ii) Monica Forbes, Sesen Bio’s former Chief Financial Officer, and (iii) Mark Sullivan, Sesen Bio’s former General Counsel, Chief Compliance Officer and Corporate Secretary, each of whom resigned from their respective positions effective as of the effective time of the Merger. We refer to these executives as the Sesen Bio named executive officers.
Executive and Director Compensation Processes
Prior to the Merger, the Sesen Bio compensation committee retained the services of Radford, an independent compensation consultant, to provide it with additional comparative data on executive compensation practices in Sesen Bio’s industry and to advise Sesen Bio on their executive compensation program generally. Although Sesen Bio’s compensation committee considered Radford’s advice and recommendations about Sesen Bio’s executive compensation program, the Sesen Bio compensation committee ultimately made its own decisions about these matters.
None of Sesen Bio’s compensation committee members and none of Sesen Bio’s executive officers or directors had any relationship with Radford or the individual consultants employed by Radford. Radford did not provide any other services to the Sesen Bio board of directors or management other than compensation consulting services to the Sesen Bio compensation committee. The Sesen Bio compensation committee previously determined that no conflicts of interest exist between Radford and Sesen Bio, its directors or its executive officers. The Sesen Bio compensation committee was directly responsible for the appointment and oversight of any compensation consultants and other advisors it retained.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of the Sesen Bio named executive officers for the years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(4)	Option awards ($)(5)	Non-equity incentive plan compensation ($)(6)	All other compensation ($)(7)	Total ($)
Thomas R. Cannell, D.V.M(1) Former President and Chief Executive Officer	2022	576,563	—	813,719	—	—	4,000	1,394,282
	2021	562,500	—	—	4,123,086	236,250	4,000	4,925,836
Monica Forbes(2) Former Chief Financial Officer and Treasurer	2022	399,788	—	484,772	—	—	4,000	888,560
	2021	380,750	—	148,778	1,195,695	145,447	4,000	1,874,640
Mark Sullivan(3) Former General Counsel, Chief Compliance Officer and Corporate Secretary	2022	382,025	—	303,535	—	—	4,000	689,560

(1)
Dr. Cannell’s base salary was increased from $562,500 to $576,563, effective March 1, 2022.

(2)
Ms. Forbes’ base salary was increased from $380,750 to $399,788, effective March 1, 2022.

(3)
Mr. Sullivan’s base salary was increased to $382,025 effective March 1, 2022. Mr. Sullivan was not a named executive officer for fiscal year 2021.

(4)
The amounts reported in the “Stock awards” column reflect the aggregate grant date fair value of performance-based RSUs and RSUs awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. See Note 15 to Sesen Bio’s financial statements appearing at the end of Sesen Bio’s Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards. In accordance with the Merger Agreement, prior to the effective time of the Merger, each outstanding RSU, to the extent unvested, was accelerated in full.

(5)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 15 to Sesen Bio’s financial statements appearing at the end of Sesen Bio’s Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards. For the year ended December 31, 2022, the grant-date fair value of stock options was determined using the following weighted-average inputs and assumptions in the Black-Scholes option pricing model:

Year ended December 31, 2022
Fair market value	$0.72
Grant exercise price	$0.72
Expected term (in years)	5.9
Risk-free interest rate	2.11%
Expected volatility	71.77%
Dividend yield	0%
In accordance with the Merger Agreement, prior to the effective time of the Merger, each outstanding option, to the extent unvested, was accelerated in full. The outstanding non-qualified stock options held by the directors and officers, including Dr. Cannell, Ms. Forbes and Mr. Sullivan, were amended to extend the post-termination exercise period of each such non-qualified stock options to up to 210 days following such individual’s termination of employment or other service relationship with the company. Based upon the shift in corporate priorities and an assessment of corporate performance, the Sesen Bio compensation committee and board of directors did not award annual equity grants to the Sesen Bio named executive officers for the fiscal year ending December 31, 2022. See “— Narrative Disclosure to Summary Compensation Table — Bonus Compensation” below for additional information.
(6)
The amounts reported in the “Non-equity incentive plan compensation” column reflect bonuses that were earned by the Sesen Bio named executive officers in the fiscal year ending December 31, 2021 based on the achievement of pre-established performance goals that were previously communicated to the Sesen Bio named executive officers. Based upon the shift in corporate priorities and an assessment of corporate performance, the Sesen Bio compensation committee and board of directors did not award bonuses to the Sesen Bio named executive officers for the fiscal year ending December 31, 2022. See “—Narrative Disclosure to Summary Compensation Table — Bonus Compensation” below for additional information.

(7)
For Dr. Cannell and Ms. Forbes, for the fiscal years 2022 and 2021, and Mr. Sullivan, for the fiscal year 2022, the amounts reported reflect discretionary 401(k) matching contributions contributed to Sesen Bio’s 401(k) retirement plan as approved by the Sesen Bio compensation committee.

Narrative Disclosure to Summary Compensation Table
Employment Agreements with Sesen Bio Named Executive Officers
Sesen Bio previously entered into employment agreements with each of the Sesen Bio named executive officers. On March 7, 2023, effective as of the effective time of the Merger, each of the Sesen Bio named executive officers resigned as officers of the company. A summary of each employment agreement in place prior to the effective time of the Merger is provided below.
Thomas R. Cannell, D.V.M.
On August 7, 2018, Sesen Bio entered into an employment agreement with Dr. Cannell, which provided that his employment would continue until either Sesen Bio or Dr. Cannell provided notice of termination in accordance with the terms of the agreement. In addition, Sesen Bio entered into a non-competition, non-solicitation, confidentiality and assignment agreement with Dr. Cannell, which prohibited him from competing with Sesen Bio, soliciting Sesen Bio’s employees and customers and disclosing confidential information during the term of his employment and for one year following the conclusion of his service with Sesen Bio.
Pursuant to Dr. Cannell’s employment agreement, he was entitled to receive an annual base salary, which was reviewed at least annually and was subject to increase (but not decrease) from time to time, as determined by the Sesen Bio board of directors. In February 2022, the Sesen Bio compensation committee approved an increase in Dr. Cannell’s annual base salary from $562,500 to $576,563, effective March 1, 2022. In addition, pursuant to his employment agreement, Dr. Cannell was eligible to receive an annual cash bonus, which was based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which was determined by the Sesen Bio board of directors, in its sole discretion. Dr. Cannell’s target annual bonus for 2021 and 2022 was 50% of his annual base salary.
Monica Forbes
On August 1, 2019, Sesen Bio entered into an employment agreement with Ms. Forbes in connection with her appointment as Sesen Bio’s Chief Financial Officer and Treasurer. Ms. Forbes’ employment agreement provided that her employment would continue until either Sesen Bio or Ms. Forbes provided notice of termination in accordance with the terms of the agreement. In addition, Sesen Bio entered into a non-competition, non-solicitation, confidentiality and assignment agreement with Ms. Forbes, which prohibited her from competing with Sesen Bio, soliciting Sesen Bio’s employees and customers and disclosing confidential information during the term of her employment and for one year following the conclusion of her service with Sesen Bio.
Pursuant to Ms. Forbes’ employment agreement, she was entitled to receive an annual base salary, which was reviewed at least annually and was subject to increase (but not decrease) from time to time, as determined by the Sesen Bio board of directors. In February 2022, the Sesen Bio compensation committee approved an increase in Ms. Forbes’ annual base salary from $380,750 to $399,788, effective March 1, 2022. In addition, pursuant to her employment agreement, Ms. Forbes was eligible to receive an annual cash bonus based on the achievement of individual and corporate performance objectives, calculated as a percentage of her annual base salary, and which was determined by the Sesen Bio board of directors, in its sole discretion. Ms. Forbes’ annual target bonus for 2021 and 2022 was 40% of her annual base salary.
Mark Sullivan
On August 1, 2019, Sesen Bio entered into an employment agreement with Mr. Sullivan. Mr. Sullivan’s employment agreement provided that his employment would continue until either Sesen Bio or Mr. Sullivan provided notice of termination in accordance with the terms of the agreement. In addition, Sesen Bio entered into a non-competition, non-solicitation, confidentiality and assignment agreement with Mr. Sullivan, which prohibited him from competing with Sesen Bio, soliciting Sesen Bio’s employees and customers and disclosing confidential information during the term of his employment and for one year following the conclusion of his service with Sesen Bio.
Pursuant to Mr. Sullivan’s employment agreement, he was entitled to receive an annual base salary, which was reviewed at least annually and was subject to increase (but not decrease) from time to time, as determined by the Sesen Bio board of directors. In February 2022, the Sesen Bio compensation committee approved an increase in Mr. Sullivan’s annual base salary from $370,000 to $382,025, effective March 1, 2022. In addition, pursuant to his employment agreement, Mr. Sullivan was eligible to receive an annual cash bonus based on the achievement of individual and corporate performance objectives, calculated as a percentage of his annual base salary, and which was determined by the Sesen Bio board of directors, in its sole discretion. Mr. Sullivan’s annual target bonus for 2021 and 2022 was 40% of his annual base salary.
Equity Awards
Although Sesen Bio did not have a formal policy with respect to the grant of equity incentive awards to its executive officers, or any formal equity ownership guidelines applicable to them, Sesen Bio believed that equity grants provided its executives with a strong link to its long-term performance, created an ownership culture and helped to align the interests of its executives and Sesen Bio stockholders. In addition, Sesen Bio believed that equity grants with a time-based vesting feature promoted executive retention by incentivizing its executive officers to remain in Sesen Bio’s employment during the vesting period. Accordingly, the Sesen Bio board of directors periodically reviewed the equity incentive compensation of its executive officers and from time to time granted equity incentive awards to them, including in the form of Sesen Bio options and Sesen Bio RSUs (both time-based RSUs and performance-based RSUs, or Sesen Bio PSUs).
On February 18, 2022, Sesen Bio granted Dr. Cannell an award of 606,800 RSUs. Each Sesen Bio RSU represents a contingent right to receive one share of Sesen Bio common stock. The Sesen Bio RSU award vested annually in equal amounts over a four year period following the grant date, subject to Dr. Cannell’s continued service with Sesen Bio on the applicable vesting date. On February 18, 2022, Sesen Bio also granted Dr. Cannell an award of 606,800 Sesen Bio PSUs. Each Sesen Bio PSU represented a contingent right to receive one share of Sesen Bio common stock upon the satisfaction of pre-determined performance criteria related to completing patient enrollment for a new clinical trial. Subject to continued employment, such Sesen Bio PSUs vested upon the determination by the Sesen Bio compensation committee of the level of achievement of the clinical trial milestone. On February 19, 2021, Sesen Bio granted Dr. Cannell options to purchase 2,000,000 shares of Sesen Bio common stock at an exercise price of $3.17 per share. These options vest over four years with 6.25% of the shares underlying the options vesting quarterly beginning on January 1, 2021 until the fourth anniversary of the grant date, subject to Dr. Cannell’s continued service with Sesen Bio on the applicable vesting date.
On February 18, 2022, Sesen Bio granted Ms. Forbes an award of 542,250 RSUs. Each Sesen Bio RSU represented a contingent right to receive one share of Sesen Bio common stock. The Sesen Bio RSU award vested annually in equal amounts over a four year period following the grant date, subject to Ms. Forbes’s continued service with Sesen Bio on the applicable vesting date. On February 18, 2022, Sesen Bio also granted Ms. Forbes an award of 180,750 Sesen Bio PSUs. Each Sesen Bio PSU represented a contingent right to receive one share of Sesen Bio common stock upon the satisfaction of pre-determined performance criteria related to completing patient enrollment for a new clinical trial. Subject to continued employment, such Sesen Bio PSUs vested upon the determination by the Sesen Bio compensation committee of the level of achievement of the clinical trial milestone. On February 19, 2021, Sesen Bio granted Ms. Forbes options to purchase 580,000 shares of Sesen Bio common stock at an exercise price of $3.17 per share. These options vest over four years with 6.25% of the shares underlying the options vesting quarterly beginning on January 1, 2021 until the fourth anniversary of the grant date, subject to Ms. Forbes’ continued service with Sesen Bio on the applicable vesting date.
On February 18, 2022, Sesen Bio granted Mr. Sullivan an award of 339,525 RSUs. Each Sesen Bio RSU represented a contingent right to receive one share of Sesen Bio common stock. The Sesen Bio RSU award vested annually in equal amounts over a four year period following the grant date, subject to Mr. Sullivan’s continued service with Sesen Bio on the applicable vesting date. On February 18, 2022, Sesen Bio also granted Mr. Sullivan an award of 113,175 Sesen Bio PSUs. Each Sesen Bio PSU represented a contingent right to receive one share of Sesen Bio common stock upon the satisfaction of pre-determined performance criteria related to completing patient enrollment for a new clinical trial. Subject to continued employment, such Sesen Bio PSUs vested upon the determination by the Sesen Bio compensation committee of the level of achievement of the clinical trial milestone. On February 19, 2021, Sesen Bio granted Mr. Sullivan options to purchase 300,000 shares of Sesen Bio common stock at an exercise price of $3.17 per share. These options vest over four years with 6.25% of the shares underlying the options vesting quarterly beginning on January 1, 2021 until the fourth anniversary of the grant date, subject to Mr. Sullivan’s continued service with Sesen Bio on the applicable vesting date.
In addition, on September 9, 2021, the Sesen Bio board of directors and Sesen Bio compensation committee approved a retention program, or the 2021 retention program, for all current employees, except for the Chief Executive Officer, pursuant to which Sesen Bio provided certain incentives designed to retain such employees. Pursuant to the 2021 retention program and effective as of October 1, 2021, Sesen Bio’s executive officers, except for the Chief Executive Officer, were granted a Sesen Bio PSU award equal to the value of approximately fifty percent of the executive officer’s then-current base salary. Under the 2021 retention program, Ms. Forbes was granted an award of 190,375 Sesen Bio PSUs and Mr. Sullivan was granted an award of 185,000 Sesen Bio PSUs. Each Sesen Bio PSU represented a contingent right to receive one share of Sesen Bio common stock upon the satisfaction of pre-determined performance criteria. Subject to continued employment, such awards were anticipated to vest on September 30, 2023 upon the determination by the Sesen Bio compensation committee of the level of achievement of certain key milestones consisting of a clinical trial milestone (weighted 50%), an employee retention milestone (weighted 30%) and a cash management milestone (weighted 20%).
In accordance with the Merger Agreement, prior to the effective time of the Merger, the Sesen Bio board of directors adopted resolutions and took all other actions necessary and appropriate to (i) provide that each outstanding RSU and option, to the extent unvested, was accelerated in full and (ii) provide that the outstanding non-qualified stock options held by the directors and officers, including Dr. Cannell, Ms. Forbes and Mr. Sullivan, were amended to extend the post-termination exercise period of each such non-qualified stock options to up to 210 days following such individual’s termination of employment or other service relationship with the company.
Bonus Compensation
Prior to the closing of the Merger, Sesen Bio prepared a detailed set of overall corporate objectives for each fiscal year for use under the Sesen Bio annual bonus plan. These corporate objectives were initially prepared by management, reviewed (and revised, if determined appropriate) by the Sesen Bio compensation committee, and then presented to the full Sesen Bio board of directors for approval. The Sesen Bio compensation committee assigned weighting to the corporate objectives, but used its judgment to determine a percentage that it believed fairly represented Sesen Bio’s achievement level for the applicable year.
With respect to the fiscal year ending December 31, 2022, each of the Sesen Bio named executive officers was eligible to receive a performance-based bonus based on the achievement of corporate objectives and individual objectives. Since Sesen Bio’s Chief Executive Officer was responsible for the overall performance of Sesen Bio’s business, his annual bonus was based solely on Sesen Bio’s overall performance in achieving corporate objectives.
The Sesen Bio compensation committee reviewed Sesen Bio’s 2022 corporate performance against Sesen Bio’s corporate objectives and noted that while Sesen Bio made substantial progress on Sesen Bio regulatory and financial goals during 2022, Sesen Bio had certain corporate setbacks as well. Due to the significant shift in corporate strategies in the fiscal year ending December 31, 2022, upon assessing corporate performance, the Sesen Bio compensation committee and board of directors did not award 2022 annual bonuses to the Sesen Bio named executive officers.

Outstanding Equity Awards at December 31, 2022
The following table sets forth information regarding all outstanding equity awards held by each of the Sesen Bio named executive officers as of December 31, 2022.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Thomas R. Cannell, D.V.M.	1,350,000	—(1)	1.60	8/7/2028	—	—	—	—
	937,500	62,500(2)	0.8285	2/21/2029	—	—	—	—
	996,875	453,125(3)	0.8911	2/13/2030	—	—	—	—
	875,000	1,125,000(4)	3.17	2/19/2031	—	—	—	—
	—	—	—	—	606,800(7)	370,148(11)	606,800(8)	370,148(11)
Monica Forbes	195,000	45,000(5)	1.16	8/1/2029	—	—	—	—
	227,500	52,500(6)	1.13	8/26/2029	—	—	—	—
	316,250	143,750(3)	0.8911	2/13/2030	—	—	—	—
	253,750	326,250(4)	3.17	2/19/2031	—	—	—	—
	—	—	—	—	542,250(7)	330,773(11)	190,375(9)	116,129(11)
	—	—	—	—	—	—	180,750(8)	110,258(11)
Mark Sullivan	243,750	16,250(10)	1.00	2/27/2029	—	—	—	—
	162,500	37,500(5)	1.16	8/1/2029	—	—	—	—
	178,750	81,250(3)	0.8911	2/13/2030	—	—	—	—
	131,250	168,750(4)	3.17	2/19/2031	—	—	—	—
	—	—	—	—	339,525(7)	207,110(11)	185,000(9)	112,850(11)
	—	—	—	—	—	—	113,175(8)	69,037(11)

(1)
Option vests over four years, with 25% of the shares underlying the option vesting on August 7, 2019, the first anniversary of the grant date, and 6.25% of the shares underlying the option vesting quarterly thereafter until the fourth anniversary of the grant date.

(2)
Option vests over four years with 6.25% of the shares underlying the option vesting quarterly beginning on January 1, 2019 until the fourth anniversary of the grant date.

(3)
Option vests over four years, with 6.25% of the shares underlying the option vesting quarterly beginning on February 13, 2020 until the fourth anniversary of the grant date.

(4)
Option vests over four years, with 6.25% of the shares underlying the option vesting quarterly beginning on January 1, 2021 until December 31, 2024.

(5)
Option vests over four years, with 25% of the shares underlying the option vesting on August 1, 2020, the first anniversary of the grant date, and with 6.25% of the shares underlying the option vesting quarterly thereafter until the fourth anniversary of the grant date.

(6)
Option vests over four years, with 6.25% of the shares underlying the option vesting quarterly beginning on January 1, 2019 until the fourth anniversary of the grant date.

(7)
Restricted stock units granted on February 18, 2022 vest annually in equal amounts over a four year period following the grant date, subject to continued employment.

(8)
Sesen Bio PSUs granted on February 18, 2022 vest upon the determination by the Sesen Bio compensation committee of the level of achievement of a clinical trial milestone, subject to continued employment, as described above under “Narrative to Summary Compensation Table — Equity Awards.”

(9)
Sesen Bio PSUs granted on October 1, 2021 vest on September 30, 2023 upon the determination by the Sesen Bio compensation committee of the level of achievement of certain key milestones consisting of a clinical trial milestone, an employee retention milestone and a cash management milestone, subject to continued employment, as described above under “Narrative to Summary Compensation Table — Equity Awards.”

(10)
Option vests over four years, with 25% of the shares underlying the option vesting on February 27, 2020, the first anniversary of the grant date, and with 6.25% of the shares underlying the option vesting quarterly thereafter until the fourth anniversary of the grant date.

(11)
Based on the per share closing market price of the Sesen Bio common stock on December 31, 2022 of $0.61.

In accordance with the Merger Agreement, prior to the effective time of the Merger, the Sesen Bio board of directors adopted resolutions and took all other actions necessary and appropriate to (i) provide that each outstanding RSU and option, to the extent unvested, was accelerated in full and (ii) provide that the outstanding non-qualified stock options held by the directors and officers, including Dr. Cannell, Ms. Forbes and Mr. Sullivan, were amended to extend the post-termination exercise period of each such non-qualified stock options to up to 210 days following such individual’s termination of employment or other service relationship with the company.
Potential Payments to Sesen Bio Named Executive Officers Upon Termination or Change in Control Transaction
Pursuant to their respective employment agreements with Sesen Bio, upon execution and effectiveness of a release of claims, each of Dr. Cannell, Ms. Forbes and Mr. Sullivan were entitled to severance payments if his or her employment were terminated under specified circumstances.
Dr. Cannell.   If Sesen Bio terminated Dr. Cannell’s employment without cause, as defined in his employment agreement, or if Dr. Cannell terminated his employment with Sesen Bio for good reason, as defined in his employment agreement, absent a change in control transaction, as defined in his employment agreement, Sesen Bio was obligated to (i) pay Dr. Cannell’s base salary for a period of 12 months, payable in accordance with Sesen Bio’s then-current payroll practices, (ii) pay Dr. Cannell an amount equal to his target bonus payment for the year in which the termination of employment occurs, prorated for the portion of the year in which he was employed, and (iii) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Dr. Cannell and certain of his dependents with group health and dental insurance for a period up to 12 months.
If Sesen Bio terminated Dr. Cannell’s employment without cause or if Dr. Cannell terminated his employment with Sesen Bio for good reason, in each case within 18 months following a change in control transaction, as defined in his employment agreement, Sesen Bio was obligated to (i) pay Dr. Cannell an amount equal to his base salary for 24 months, payable in accordance with Sesen Bio’s then-current payroll practices, (ii) pay Dr. Cannell an amount equal to two times his target bonus payment for the year in which the termination of employment occurs, (iii) accelerate in full the vesting of all of Dr. Cannell’s outstanding equity awards, and (iv) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Dr. Cannell and certain of his dependents with group health and dental insurance for a period of up to 24 months.
In connection with the closing of the Merger and Dr. Cannell’s resignation, Dr. Cannell received: (i) a lump sum cash payment in the amount of $1,153,125, the equivalent of two years of Dr. Cannell’s base salary, less applicable taxes, withholdings and deductions, for severance under the terms of Dr. Cannell’s employment agreement; (ii) a lump sum cash payment, payable in the amount of $576,563, equal to two times Dr. Cannell’s target bonus payment for performance in the year 2022, less applicable taxes, withholdings and deductions, pursuant to the terms of Dr. Cannell’s employment agreement; and (iii) a cash payment in the amount of $11,088, the equivalent of 5 days of Dr. Cannell’s base salary for the payment of accrued paid time off, or PTO, balances. In addition, pursuant to the Merger Agreement, all of Dr. Cannell’s unvested equity awards were accelerated.
Ms. Forbes.   If Sesen Bio terminated Ms. Forbes’ employment without cause, as defined in her employment agreement, or if Ms. Forbes terminated her employment with Sesen Bio for good reason, as defined in her employment agreement, absent a change in control transaction, as defined in her employment agreement, Sesen Bio was obligated to (i) pay Ms. Forbes’ base salary for a period of 12 months, payable in accordance with Sesen Bio’s then-current payroll practices, and (ii) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Ms. Forbes and certain of her dependents with group health and dental insurance for a period of up to 12 months. In addition, if, prior to September 30, 2023, Sesen Bio terminates Ms. Forbes’ employment without cause, then each Sesen Bio PSU earned as of the time of such termination of employment based on the achievement of the applicable performance milestone, as determined by the Sesen Bio compensation committee in its sole discretion, will become vested as of the date of such termination of employment.
If Sesen Bio terminated Ms. Forbes employment without cause or if Ms. Forbes terminated her employment with Sesen Bio for good reason, in each case within 12 months following a change in control transaction, as defined in her employment agreement, Sesen Bio was obligated to (i) pay Ms. Forbes’ base salary for a period of 12 months, payable in accordance with Sesen Bio’s then-current payroll practices, (ii) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Ms. Forbes and certain of her dependents with group health and dental insurance for a period of 12 months, and (iii) accelerate in full the vesting of all of Ms. Forbes’ outstanding equity awards.
In connection with the closing of the Merger and Ms. Forbes’ resignation, Ms. Forbes received: (i) a lump sum cash payment in the amount of $399,788, the equivalent of one year of Ms. Forbes’ base salary, less applicable taxes, withholdings and deductions, under the terms of Ms. Forbes’ employment agreement; (ii) a lump sum cash payment in the amount of $23,130 that is, on a net tax basis, equal to 12 months of the portion of Ms. Forbes’ COBRA premiums that Sesen Bio paid during Ms. Forbes employment as per Ms. Forbes’ current election under the terms of Ms. Forbes’ employment agreement; and (iii) a cash payment in the amount of $7,688, the equivalent of 5 days of Ms. Forbes’ base salary for the payment of accrued PTO balances. In addition, pursuant to the Merger Agreement, all of Ms. Forbes’ unvested equity awards were accelerated.
In addition to the above compensation, Ms. Forbes received a lump sum cash payment in the amount of $199,894, the equivalent of 50% of her base salary in accordance with the 2022 Retention Cash Bonus granted by the Sesen Bio compensation committee.
Mr. Sullivan.   If Sesen Bio terminated Mr. Sullivan’s employment without cause, as defined in his employment agreement, or if Mr. Sullivan terminated his employment with Sesen Bio for good reason, as defined in his employment agreement, absent a change in control transaction, as defined in his employment agreement, Sesen Bio was obligated to (i) pay Mr. Sullivan’s base salary for a period of 12 months, payable in accordance with Sesen Bio’s then-current payroll practices and (ii) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Mr. Sullivan and certain of his dependents with group health and dental insurance for a period of up to 12 months.
If Sesen Bio terminated Mr. Sullivan’s employment without cause or if Mr. Sullivan terminated his employment with Sesen Bio for good reason, in each case within 12 months following a change in control transaction, as defined in his employment agreement, Sesen Bio was obligated to: (i) pay Mr. Sullivan’s base salary for a period of 12 months, payable in accordance with Sesen Bio’s then-current payroll practices, (ii) continue, to the extent allowed by applicable law and the applicable plan documents, to provide Mr. Sullivan and certain of his dependents with group health and dental insurance for a period of 12 months, and (iii) accelerate in full the vesting of all of Mr. Sullivan’s outstanding equity awards. In addition, if, prior to September 30, 2023, Sesen Bio terminated Mr. Sullivan’s employment without cause, then each Sesen Bio PSU earned as of the time of such termination of employment based on the achievement of the applicable performance milestone, as determined by the Sesen Bio compensation committee in its sole discretion, would become vested as of the date of such termination of employment.

In connection with the closing of the Merger and Mr. Sullivan’s resignation, Mr. Sullivan received: (i) a lump sum cash payment in the amount of $382,025, the equivalent of one year of Mr. Sullivan’s base salary, less applicable taxes, withholdings and deductions, under the terms of Mr. Sullivan’s employment agreement; (ii) a lump sum cash payment in the amount of $23,130 that is, on a net tax basis, equal to 12 months of the portion of Mr. Sullivan’s COBRA premiums that Sesen Bio paid during Mr. Sullivan’s employment as per Mr. Sullivan’s current election under the terms of Mr. Sullivan’s employment agreement; and (iii) a cash payment in the amount of $3,306, the equivalent of 2.25 days of Mr. Sullivan’s base salary for the payment of accrued PTO balances. In addition, pursuant to the Merger Agreement, all of Mr. Sullivan’s unvested equity awards were accelerated.
In addition to the above compensation, Mr. Sullivan received a lump sum cash payment in the amount of $191,013, the equivalent of 50% of his base salary in accordance with the 2022 Retention Cash Bonus granted by the Sesen Bio compensation committee.
Sesen Bio’s obligation to pay the severance payments to Dr. Cannell, Ms. Forbes and Mr. Sullivan pursuant to their respective employment agreements, as described above, was contingent upon the executive’s execution and non-revocation of a release of claims in favor of Sesen Bio. In addition, Sesen Bio’s obligation to pay such severance payments was subject to such executive officer’s compliance with certain restrictive covenants, including non-competition and non-solicitation (of employees and customers) covenants, which would run for one year following the executive’s termination of employment.
Taxation.   To the extent that any severance or other compensation payment to Dr. Cannell or Ms. Forbes pursuant to his or her employment agreement or any other agreement constitutes an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Code, then he or she would receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999 of the Code, whichever provided the executive with the highest amount on an after-tax basis.
401(k) Plan
Sesen Bio maintained a defined contribution 401(k) retirement plan for its employees in which substantially all of Sesen Bio’s full-time U.S. employees are eligible to participate, including its executive officers. Participants were able to contribute a percentage of their annual compensation to this plan, subject to statutory limitations. Sesen Bio made matching contributions of $45,517 to the plan for the year ended December 31, 2022.
Limitation of Liability and Indemnification
Our Restated Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director will have personal liability to the company or our stockholders for monetary damages for breach of fiduciary duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
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for any breach of the director’s duty of loyalty to us or our stockholders;

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for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

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for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions would not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL was amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors would be further limited to the greatest extent permitted by the DGCL.

In addition, our Restated Certificate of Incorporation provides we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.
Some of our non-employee directors are, through their relationships with their employers, insured or indemnified against specified liabilities incurred in their capacities as members of our board of directors.
Legacy Carisma Executive Compensation
Legacy Carisma’s named executive officers for 2022 are (i) Steven Kelly, our current President and Chief Executive Officer, (ii) Richard Morris, our current Chief Financial Officer, and (iii) Michael Klichinsky, our current Chief Scientific Officer. We refer to these executives as the Legacy Carisma named executive officers.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of the Legacy Carisma named executive officers for the years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Steven Kelly Current President & Chief Executive Officer	2022	440,000	226,000	—	—	—	—	666,000
	2021	416,000	158,080	—	482,883	—	—	1,057,111
Richard Morris(2) Current Chief Financial Officer	2022	400,000	170,000	—	—	—	—	570,000
	2021	227,500	73,255	—	606,630	—	—	907,385
Michael Klichinsky, Pharm.D., Ph.D.(3) Current Chief Scientific Officer	2022	340,000	129,000	—	—	—	—	469,000
	2021	300,000	87,750	—	163,430	—	—	551,180

(1)
The amounts reported in the “Option awards” column reflect the grant date fair value of Legacy Carisma options awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 9 to Legacy Carisma’s consolidated financial statements appearing in Exhibit 99.4 to the company’s Current Report on Form 8-K filed with the SEC on April 4, 2023 regarding assumptions underlying the valuation of option awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the Legacy Carisma named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)
Mr. Morris was appointed as Legacy Carisma’s Chief Financial Officer on June 1, 2021. His annual base salary for 2021 was $390,000.

(3)
Dr. Klichinsky was appointed as Legacy Carisma’s Chief Scientific Officer in April 2022. Prior to that, he served as Senior Vice President of Research for Legacy Carisma.

Narrative Disclosure to Summary Compensation Table
Base Compensation
Legacy Carisma used base compensation or salaries to recognize the experience, skills, knowledge and responsibilities required of its executive officers. None of the Legacy Carisma named executive officers was party to an employment agreement or other agreement or arrangement that provided for automatic or scheduled increases in base compensation or salary.
For the year ended December 31, 2022, Legacy Carisma paid Mr. Kelly, Mr. Morris and Dr. Klichinsky annual base compensation of $440,000, $400,000 and $340,000, respectively. For the year ended December 31, 2021, Legacy Carisma paid Mr. Kelly, Mr. Morris and Dr. Klichinsky annual base compensation of $416,000, $227,500 and $300,000, respectively.
Bonus Compensation
The Legacy Carisma board of directors could, in its discretion, award bonuses to the Legacy Carisma named executive officers from time to time. Mr. Kelly, Mr. Morris and Dr. Klichinsky were eligible for annual performance-based bonuses up to 40%, 35% and 35%, respectively, of their base compensation or salary, subject to approval by the Legacy Carisma board of directors. Performance-based bonuses, which were calculated as a percentage of base compensation or salary, were designed to motivate Legacy Carisma’s executive officers to achieve annual goals based on Legacy Carisma’s strategic, financial and operating performance objectives.
With respect to 2022 performance, the Legacy Carisma board of directors awarded performance-based bonuses of $176,000, $140,000 and $119,000, respectively, to Mr. Kelly, Mr. Morris and Dr. Klichinsky. The Legacy Carisma board of directors also awarded special bonuses of $50,000, $30,000 and $10,000, respectively, to Mr. Kelly, Mr. Morris and Dr. Klichinsky in recognition of their valuable and extensive contributions to the Merger. With respect to 2021 performance, the Legacy Carisma board of directors awarded performance-based bonuses of $158,080, $73,255 and $87,750, respectively, to Mr. Kelly, Mr. Morris and Dr. Klichinsky.
Equity Incentives
Although Legacy Carisma did not have a formal policy with respect to the grant of equity incentive awards to its executive officers, or any formal equity ownership guidelines applicable to them, Legacy Carisma believed that equity grants provided its executives with a strong link to Legacy Carisma’s long-term performance, created an ownership culture and helped to align the interests of Legacy Carisma executive officers and Legacy Carisma stockholders. Accordingly, Legacy Carisma used stock options to compensate its executive officers in the form of initial grants in connection with the commencement of employment and also at various other times, if Legacy Carisma or they have performed as expected or better than expected. In addition, Legacy Carisma believed that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes its executive officers to remain in Legacy Carisma’s employment during the vesting period. The option awards that Legacy Carisma granted to its executive officers typically became exercisable as to 25% of the shares underlying the option on the first anniversary of the vesting commencement date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter. Vesting rights ceased upon termination of employment and exercise rights for previously vested stock options ceased shortly after termination, though exercisability is extended in the case of death or disability.
Legacy Carisma executive officers were eligible to participate in the 2017 Plan. All Legacy Carisma options were granted pursuant to the 2017 Plan. See “— 2017 Plan” below for additional information.
None of the Legacy Carisma executive officers were party to an employment agreement that provided for the automatic award of stock options. Legacy Carisma did not maintain a practice of granting additional equity on an annual basis, but retained discretion to provide additional targeted grants in certain circumstances. Accordingly, the Legacy Carisma board of directors periodically reviewed the equity incentive compensation of the Legacy Carisma executive officers, including the Legacy Carisma named executive officers, and from time to time granted equity incentive awards to them in the form of stock options. Legacy Carisma did not grant stock option awards to the Legacy Carisma named executive officers during the year ended December 31, 2022, but did so in prior years, as described in more detail in the “Outstanding Equity Awards at December 31, 2022” table below.

Prior to the exercise of a Legacy Carisma option, the holder had no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.
Legacy Carisma historically granted stock options with exercise prices equal to the fair market value of Legacy Carisma common stock on the date of grant as determined by the Legacy Carisma board of directors, based on a number of objective and subjective factors.
Outstanding Equity Awards at December 31, 2022
The following table sets forth information regarding all outstanding equity awards held by each of the Legacy Carisma named executive officers as of December 31, 2022, as adjusted to reflect the effect of the Reverse Stock Split.
	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Steven Kelly	625,797	—(1)	0.63	9/18/2028
	213,760	202,208(2)	1.46	3/31/2031
Richard Morris	124,167	108,954(3)	1.46	5/31/2031
Michael Klichinsky, Pharm.D., Ph.D.	56,982	—(4)	0.11	11/01/2027
	75,976	—(5)	0.63	10/21/2028
	57,587	54,476(6)	1.46	3/31/2031

(1)
This Legacy Carisma option is fully vested.

(2)
This Legacy Carisma option vests over four years, with 25% of the shares vested on April 1, 2022 and 2.0833% of the original number of shares vested thereafter in equal monthly installments through April 1, 2025, subject to continued service.

(3)
This Legacy Carisma option vests over four years, with 25% of the shares vested on June 1, 2022 and 2.0833% of the original number of shares vesting thereafter in equal monthly installments through June 1, 2025, subject to continued service.

(4)
This Legacy Carisma option is fully vested.

(5)
This Legacy Carisma option is fully vested.

(6)
This Legacy Carisma option vests over four years, with 25% of the shares vested on April 1, 2022 and 2.0833% of the original number of shares vested thereafter in equal monthly installments through April 1, 2025, subject to continued service.

At the effective time of the Merger and in accordance with the Merger Agreement, the company assumed the 2017 Plan and each Legacy Carisma option outstanding thereunder in accordance with the terms of the 2017 Plan and the terms of the nonstatutory stock option agreement or incentive stock option agreement by which such Legacy Carisma option is evidenced.
Employment Agreements with Named Executive Officers
Legacy Carisma entered into written employment agreements with each of its executive officers. These agreements set forth the terms of the executive officer’s compensation, including base salary, annual discretionary bonus eligibility and severance benefits, among other matters. Effective as of the effective time of the Merger, we entered into employment agreements with Mr. Kelly, Mr. Morris and Dr. Klichinsky. See “— Executive Compensation Following the Merger — Employment Agreements” below for additional information.

Employee Invention, Non-Disclosure, Non-Competition and Non-Solicitation Agreements
Each of Legacy Carisma’s executive officers entered into standard forms of agreements with respect to proprietary and confidential information, developments, non-competition, and non-solicitation. Under these agreements, each executive officer agreed to protect Legacy Carisma’s confidential and proprietary information during and after the executive officer’s employment with Legacy Carisma, not to compete with Legacy Carisma during his or her employment and for a period generally lasting for one year after the termination of his or her employment, and not to solicit Legacy Carisma’s employees, consultants, clients or customers during his or her employment and for a period generally lasting for one year after the termination of his or her employment. In addition, under these agreements, each executive officer agreed that Legacy Carisma owns all developments and inventions that are developed by such executive officer within the scope of and during the period of his or her employment with Legacy Carisma that are related to Legacy Carisma’s business or research and development conducted or planned to be conducted by Legacy Carisma at the time such development is created. Each executive officer also agreed to provide Legacy Carisma with a non-exclusive, royalty-free, perpetual license to use any prior inventions that such executive officer incorporates into inventions assigned to Legacy Carisma under these agreements.
2017 Plan
The Legacy Carisma board of directors adopted, and the Legacy Carisma stockholders approved, the 2017 Plan in September 2017. The 2017 Plan was amended on June 22, 2018, December 21, 2020, November 9, 2021 and April 7, 2022 to increase the number of shares of Legacy Carisma common stock available for issuance under the 2017 Plan. At the effective time of the Merger, the company assumed the 2017 Plan and each Legacy Carisma option in accordance with the terms of the 2017 Plan and the applicable stock option agreements evidencing by which such Legacy Carisma options. The material terms of the 2017 Plan are summarized below.
The 2017 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. Legacy Carisma’s employees, officers, directors, as well as its consultants and advisors, were eligible to receive awards under the 2017 Plan. Incentive stock options, however, were only granted to Legacy Carisma employees. Following the closing of the Merger, no further awards will be granted pursuant to the 2017 Plan.
Authorized Shares.   As of March 7, 2023, the closing date of the Merger, Legacy Carisma had reserved an aggregate of 2,664,018 shares of Legacy Carisma common stock for the issuance of awards under the 2017 Plan. As of immediately prior to the effective time of the Merger, 1,802,979 Legacy Carisma stock options were issued and outstanding under the 2017 Plan to purchase shares of Legacy Carisma common stock at a weighted average exercise price of $1.92 per share.
At the effective time, each Legacy Carisma option outstanding and unexercised immediately prior to the effective time, whether or not vested, was converted into an option of the company. From and after the effective time, each Legacy Carisma option assumed by the company may be exercised for such number of shares of the company’s common stock as is determined by multiplying the number of shares of Legacy Carisma common stock subject to the Legacy Carisma option, as in effect immediately prior to the effective time, by the exchange ratio and rounding that result down to the nearest whole number of shares of the company’s common stock. The per share exercise price of the converted Legacy Carisma option will be determined by dividing the per share exercise price of the Legacy Carisma option, as in effect prior to the effective time, by the exchange ratio and rounding that result up to the nearest whole cent. As of immediately following the effective time of the Merger, 3,424,522 Legacy Carisma stock options were issued and outstanding under the 2017 Plan to purchase shares of Legacy Carisma common stock at a weighted average exercise price of $1.23 per share.
2017 Plan Administration.   Pursuant to the terms of the 2017 Plan, the board of directors (or a committee delegated by the board of directors) administers the 2017 Plan.
Transferability of Awards.   The 2017 Plan prohibits awards from being sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the person to whom such awards are granted, either voluntarily or by operation of law, and, during the life of a participant in the 2017 Plan, awards are exercisable only by the participant, except that certain awards may be transferred to family members through gifts or domestic relations orders or to an executor or guardian upon the death or disability of the participant. The company is not required to recognize any such permitted transfer until such time as a permitted transferee delivers to the company a written instrument, as a condition to such transfer, in form and substance satisfactory to the company confirming that such transferee shall be bound by all of the terms and conditions of the applicable award.
Effect of Certain Changes in Capitalization.   Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of common stock other than an ordinary cash dividend, under the terms of the 2017 Plan, the company is required to equitably adjust (or make substitute awards, if applicable), in the manner determined by the board of directors:
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the number and class of securities available under the 2017 Plan;

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the number and class of securities and exercise price per share of each outstanding option;

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the share and per-share provisions and the measurement price of each outstanding stock appreciation right;

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the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock; and

•
the share and per-share related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award.

Effect of Certain Corporate Transactions.   Upon the occurrence of a merger or other reorganization event (as defined in the 2017 Plan), the board of directors may, on such terms as the board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and the company), take any one or more of the following actions pursuant to the 2017 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:
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provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

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upon written notice to a participant, provide that all of the participant’s unexercised and/or unvested awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;

•
provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;

•
in the event of a reorganization event pursuant to which holders of shares of common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, (A) of the cash payment for each share of common stock surrendered in the reorganization event, over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•
provide that, in connection with the company’s liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings).

The board of directors is not obligated under the 2017 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.
Upon the occurrence of a reorganization event other than the company’s liquidation or dissolution, the company’s repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the succeeding company and will, unless the board of directors determines otherwise, apply to the cash, securities, or other property which the common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the shares of common stock subject to the restricted stock award. However, the board of directors may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or in any other agreement between a participant and the company, either initially or by amendment, or provide for forfeiture of such restricted stock if issued at no cost. Upon the company’s liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the participant and the company, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.
Notwithstanding the provisions of the 2017 Plan described above related to reorganization events, except to the extent specifically provided to the contrary in the applicable award agreement or in any other agreement between a participant and the company:
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each stock option granted under the 2017 Plan will be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the change in control event (as defined in the 2017 Plan), the participant’s employment with the company or the acquiring or succeeding corporation is terminated for good reason (as defined in the 2017 Plan) by the participant or is terminated without cause (as defined in the 2017 Plan) by the company or the acquiring or succeeding corporation; and

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each award of restricted stock or RSUs will immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the change in control event, the participant’s employment with the company or the acquiring or succeeding corporation is terminated for good reason by the participant or is terminated without cause by the company or the acquiring or succeeding corporation.

The board of directors may specify in an award agreement at the time of the grant the effect of a change in control event on any stock appreciation right or other stock-based award.
Acceleration.   At any time, the board of directors may provide that any award under the 2017 Plan will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
Amendment of Plan and Awards.   The board of directors may amend, suspend, or terminate the 2017 Plan or any portion thereof at any time, however if approval of the stockholders as to any modification or amendment is required under the Internal Revenue Code of 1986, as amended, with respect to incentive stock options, the board of directors may not effect such modification or amendment without such approval. The board of directors may amend, modify or terminate any outstanding award, however the participant’s consent to such action is required unless the board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2017 Plan or the change is otherwise permitted by the 2017 Plan. Furthermore, the board of directors may amend any outstanding award granted under the 2017 Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such award or, without stockholder approval, cancel any outstanding award and grant in substitution therefor new awards under the 2017 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.
Termination.   No award may be granted under the 2017 Plan on or after the date that is ten years following the earlier of (i) the date on which the 2017 Plan was adopted by the board of directors or (ii) the date the 2017 Plan was approved by the Carisma stockholders, but all awards previously granted may extend beyond such date.
Potential Payments to Named Executive Officers Upon Termination or Change in Control
The Legacy Carisma named executive officers are entitled to certain payments upon termination or a change in control as set forth below under the section titled “— Executive Compensation Following the

Merger — Employment Agreements” and above under the section titled “— 2017 Plan — Effect of Certain Corporate Transactions”.
Executive Compensation Following the Merger
Effective as of the effective time of the Merger, the Board appointed Steven Kelly as our President and Chief Executive Officer, Richard Morris as our Chief Financial Officer and Michael Klichinsky, Pharm.D., Ph.D. as our Chief Scientific Officer, each to serve at the discretion of the Board.
The material terms of our post-Merger executive compensation arrangements are described below.
Base Compensation
We use base compensation or salaries to recognize the experience, skills, knowledge and responsibilities required of our executive officers. For the year ended December 31, 2023, Mr. Kelly, Mr. Morris and Dr. Klichinsky annual base compensation is equal to $560,000, $467,000 and $420,000, respectively.
Bonus Compensation
The Board may, in its discretion, award bonuses to our executive officers from time to time, subject to approval by the Board. Performance-based bonuses are calculated as a percentage of base compensation or salary and are designed to motivate our executive officers to achieve annual goals based on our strategic, financial and operating performance objectives. For the year ended December 31, 2023, Mr. Kelly’s, Mr. Morris’ and Dr. Klichinsky’s target annual bonus is equal to 55%, 40% and 40% of his base salary, respectively.
Equity Incentives
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provided our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders.
Employment Agreements
Agreement with Steven Kelly
We entered into an employment agreement with Mr. Kelly, the Kelly Employment Agreement, effective as of March 7, 2023, pursuant to which Mr. Kelly serves as our President and Chief Executive Officer. The Kelly Employment Agreement provides for Mr. Kelly’s at-will employment and an annual base salary of $560,000, an annual bonus with a target amount equal to 55% of his base salary, as well as his ability to participate in our employee benefit plans generally on the same basis as other similarly-situated employees.
The Kelly Employment Agreement also provides that if his employment is terminated either (i) by us without Cause or (ii) by him with Good Reason (each as defined in the Kelly Employment Agreement), in either case within the period beginning three months before and ending twelve months after a Change in Control (as defined in the Kelly Employment Agreement), or the Change in Control Period, then Mr. Kelly will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) a lump sum payment of (x) eighteen months of base salary and (y) an amount equal to 150% of his target bonus for the year of termination (or, if higher, his target bonus immediately prior to the Change in Control), (b) a lump sum payment equal to 100% of his target bonus for the year of termination (or, if higher, based on the target bonus immediately prior to the Change in Control) pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, (c) COBRA health continuation for up to eighteen months and (d) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting.
The Kelly Employment Agreement also provides that if his employment is terminated either (i) by the company without Cause or (ii) by him with Good Reason, in either case outside the Change in Control

Period, then Mr. Kelly will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) twelve months of base salary payable over a period of twelve months following such termination, (b) a lump sum payment equal to 100% of his target bonus for the year of termination, pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, and (c) COBRA health continuation for up to twelve months. The Kelly Employment Agreement contains a Section 280G limited cutback, in which Mr. Kelly is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Mr. Kelly becomes subject to excise tax imposed by Section 4999 of the Code.
Agreement with Richard Morris
We entered into an employment agreement with Mr. Morris, or the Morris Employment Agreement, effective as of March 7, 2023, pursuant to which Mr. Morris serves as our Chief Financial Officer. The Morris Employment Agreement provides for Mr. Morris’ at-will employment and an annual base salary of $467,000, an annual bonus with a target amount equal to 40% of his base salary, as well as his ability to participate in our employee benefit plans generally on the same basis as other similarly-situated employees.
The Morris Employment Agreement also provides that if his employment is terminated either (i) by the company without Cause or (ii) by him with Good Reason (each as defined in the Morris Employment Agreement), in either case within Change in Control Period, then Mr. Morris will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) a lump sum payment of (x) twelve months of base salary and (y) an amount equal to 100% of his target bonus for the year of termination (or, if higher, his target bonus immediately prior to the Change in Control), (b) a lump sum payment equal to 100% of his target bonus for the year of termination (or, if higher, based on the target bonus immediately prior to the Change in Control) pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, (c) COBRA health continuation for up to twelve months and (d) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting.
The Morris Employment Agreement also provides that if his employment is terminated either (i) by the company without Cause or (ii) by him with Good Reason, in either case outside the Change in Control Period, then Mr. Morris will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) twelve months of base salary payable over a period of twelve months following such termination, (b) a lump sum payment equal to 100% of his target bonus for the year of termination, pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, and (c) COBRA health continuation for up to twelve months. The Morris Employment Agreement contains a Section 280G limited cutback, in which Mr. Morris is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Mr. Morris becomes subject to excise tax imposed by Section 4999 of the Code.
Agreement with Michael Klichinsky
We entered into an employment agreement with Dr. Klichinsky, or the Klichinsky Employment Agreement, effective as of March 7, 2023, pursuant to which Dr. Klichinsky serves as our Chief Scientific Officer. The Klichinsky Employment Agreement provides for Dr. Klichinsky’s at-will employment and an annual base salary of $420,000, an annual bonus with a target amount equal to 40% of his base salary, as well as his ability to participate in our employee benefit plans generally on the same basis as other similarly-situated employees.

The Klichinsky Employment Agreement also provides that if his employment is terminated either (i) by the company without Cause or (ii) by him with Good Reason (each as defined in the Klichinsky Employment Agreement), in either case within the Change in Control Period, then Dr. Klichinsky will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) a lump sum payment of (x) twelve months of base salary and (y) an amount equal to 100% of his target bonus for the year of termination (or, if higher, his target bonus immediately prior to the Change in Control), (b) a lump sum payment equal to 100% of his target bonus for the year of termination (or, if higher, based on the target bonus immediately prior to the Change in Control) pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, (c) COBRA health continuation for up to twelve months and (d) 100% acceleration of all outstanding and unvested stock-based awards subject to time-based vesting.
The Klichinsky Employment Agreement also provides that if his employment is terminated either (i) by the company without Cause or (ii) by him with Good Reason, in either case outside the Change in Control Period, then Dr. Klichinsky will be entitled to receive, subject to his execution and nonrevocation of a release of claims in favor of the company and compliance with all post-employment obligations under law or any restrictive covenant agreement with the company, (a) twelve months of base salary payable over a period of twelve months following such termination, (b) a lump sum payment equal to 100% of his target bonus for the year of termination, pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, and (c) COBRA health continuation for up to twelve months. The Klichinsky Employment Agreement contains a Section 280G limited cutback, in which Dr. Klichinsky is entitled to receive the greater of (a) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (b) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Dr. Klichinsky becomes subject to excise tax imposed by Section 4999 of the Code.
Anti-Hedging and Anti-Pledging Policies
Our board of directors has adopted an insider trading policy, which applies to all of our directors and employees, including our executive officers, and certain of their family members and any entities controlled by such persons. The policy expressly prohibits such persons from engaging in any short sales, including short sales “against the box”, any purchases or sales of puts, calls or other derivative securities, or any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, our insider trading policy prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, with an exception in extraordinary situations for pledges of our securities as collateral for a loan (other than a margin loan) only after certain prerequisites are met and only with the preapproval of our chief financial officer or general counsel.

PAY VERSUS PERFORMANCE
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer as of December 31, 2022, or the PEO, and the other Sesen Bio named executive officers, or the Other NEOs, as presented in the “Executive Compensation — Sesen Bio Executive Compensation — Summary Compensation Table” section of this proxy statement, or the SCT Amounts, (ii) the “compensation actually paid” to the PEO and the Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, or the CAP Amounts, (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how the Sesen Bio compensation committee evaluated compensation decisions in light of company or individual performance. For discussion of how the Sesen Bio executive compensation program embodied a pay-for-performance philosophy that supported its business strategy and aligned the interests of our executives with our stockholders, and how our compensation commitee continues to do so, please review the “Executive Compensation — Sesen Bio Executive Compensation” section of this proxy statement.
Year (a)	Summary Compensation Table Total for PEO (b)(1)	Compensation Actually Paid to PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f)	Net Income (Loss) (in millions) (g)
2022	1,089,008	1,074,544	782,170	785,279	$45.15	$(19.88)
2021	2,939,219	2,915,039	1,572,935	939,415	$60.37	$(0.34)

(1)
The PEO was Thomas R. Cannell, D.V.M. for both years in the table. The Other NEOs were Monica Forbes for both years in the table, Mark Sullivan for 2022 and Glen MacDonald for 2021.

(2)
The following table describes the adjustments, each of which is required by SEC rules, to calculate the CAP Amounts from the SCT Amounts of the PEO (column (b)) and the Other NEOs (column (d)). The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to Sesen Bio named executive officers during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

Adjustments	2022		2021
	PEO	Other NEOs*	PEO	Other NEOs*
SCT Amounts	1,397,457	782,170	4,921,698	1,572,935
Adjustments for stock and option awards**
Aggregate value for stock awards and option awards included in SCT for the covered fiscal year	(813,112)	(393,713)	(4,123,086)	(1,053,099)
Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	739,689	358,295	766,855	168,708
Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(300,005)	30,460	(745,744)	(183,034)
Vesting date fair value of awards granted and vested during the covered fiscal year	0	0	962,631	211,779

Adjustments	2022		2021
	PEO	Other NEOs*	PEO	Other NEOs*
Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	69,121	8,067	1,165,467	223,576
Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	0	0	0	0
Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to vesting if not otherwise included in the total compensation for the covered fiscal year	0	0	0	0
CAP Amounts (as calculated)	1,089,544	785,279	2,939,219	939,415

*
Amounts presented are averages for the entire group of the Other NEOs in each respective year. The Other NEOs were Monica Forbes for both years in the table, Mark Sullivan for 2022 and Glen MacDonald for 2021.

**
The valuation assumptions for stock option awards included in Compensation Actually Paid are: (i) the expected life of each stock option, which is determined using the “simplified method” and which takes into account the average of the remaining vesting period and remaining term as of the vest or fiscal year end date; (ii) the exercise price and the asset price, which are based on the closing price of our Common Stock traded on Nasdaq on the vest and fiscal year end date, respectively; (iii) the risk-free rate, which is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest or fiscal year end date; (iv) historical volatility, which is based on the daily price history for our Common Stock for each expected life period prior to each vest or fiscal year end date; and (v) the annual dividend yield, which for Sesen Bio was zero as we do not pay dividends.

Relationship Between CAP Amounts and Performance Measures
The following charts show graphically the relationships over the past two years of the CAP Amounts for the PEO and the Other NEOs as compared to our (i) cumulative total shareholder return and (ii) net income (loss).
CAP vs. TSR

CAP vs. Net Income

DIRECTOR COMPENSATION
Sesen Bio Director Compensation
Under Sesen Bio’s director compensation program, Sesen Bio’s non-employee directors were compensated for their services on the Sesen Bio board of directors as follows:
Compensation
Annual Board Cash Retainer	$40,000
Additional Retainer for Non-Executive Chair of the Board	$30,000
Additional Retainers for Committee Chairs
• Audit	$15,000
• Compensation	$10,000
• Nominating and Corporate Governance	$8,000
• Science	$10,000
Additional Retainers for Committee Members
• Audit	$7,500
• Compensation	$5,000
• Nominating and Corporate Governance	$4,000
• Science	$5,000
Annual Equity Award (non-employee directors)	65,000 Sesen Bio options and 40,000 Sesen Bio RSUs
Initial Equity Award (non-employee directors)	130,000 Sesen Bio options and 80,000 Sesen Bio RSUs
The Sesen Bio compensation committee engaged Radford, its independent compensation consultant, to provide advice on the competitiveness of Sesen Bio’s non-employee director compensation program and ensure that both cash and equity components of Sesen Bio’s non-employee director compensation program remained market competitive. In February 2022, the Sesen Bio compensation committee and Sesen Bio board of directors, based on a market analysis prepared by Radford, approved annual board, chair and committee cash retainers, as well as a combination of options and Sesen Bio RSUs for both the initial and annual equity awards to non-employee directors. In its approvals, the Sesen Bio compensation committee and the Sesen Bio board of directors considered the time commitment and responsibilities of Sesen Bio’s directors as well as the size of the Sesen Bio board of directors. Consistent with the prior year, cash compensation aligned with the 50th percentile of the Radford market analysis and equity compensation aligns with the 75th percentile of the Radford market analysis.
The Sesen Bio options granted to Sesen Bio’s non-employee directors had an exercise price equal to the fair market value of the Sesen Bio common stock on the date of grant and expire ten years after the date of grant. The initial stock options granted to Sesen Bio’s non-employee directors, subject to the director’s continued service on the Sesen Bio board of directors, vested monthly in equal amounts over a three-year period following the grant date. The annual stock options granted to Sesen Bio’s non-employee directors, subject to the director’s continued service on Sesen Bio board of directors, vested monthly in equal amounts over a one-year period following the grant date.
The initial RSUs granted to Sesen Bio’s non-employee directors vested annually in equal amounts over a three-year period following the grant date. The annual RSUs granted to Sesen Bio’s non-employee directors will vest on the first anniversary of the grant date. Each RSU represented a contingent right to receive one share of Sesen Bio’s common stock and was subject to continued service with Sesen Bio on the applicable vesting date.
Each annual cash fee was payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director was not serving on the Sesen Bio board of directors.

Each member of the Sesen Bio board of directors was also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Sesen Bio board of directors and any committee on which he or she served.
The table below shows all compensation to Sesen Bio non-employee directors during 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Jay S. Duker, M.D.	93,000	31,560	33,079	157,639
Jason A. Keyes	60,000	31,560	33,079	124,639
Carrie L. Bourdow	51,500	31,560	33,079	116,139
Peter K Honig, M.D.	52,500	31,560	33,079	117,139
Michael A.S. Jewett, M.D.	59,000	31,560	33,079	123,639

(1)
On June 22, 2022, Dr. Duker, Mr. Keyes, Ms. Bourdow, Mr. Honig and Mr. Jewett each received 40,000 RSUs that vest on June 23, 2023. The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of RSUs awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. See Note 14 to Sesen Bio’s financial statements appearing at the end of Sesen Bio’s Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions underlying the valuation of equity awards.

(2)
Following the annual meeting of stockholders held on June 22, 2022, Dr. Duker, Mr. Keyes, Ms. Bourdow, Mr. Honig and Mr. Jewett each received an option to purchase 65,000 shares of Sesen Bio common stock at an exercise price of $0.79 per share. These stock options vest over twelve months, with 1/12th of the shares underlying the option vesting at the end of each one-month period following June 22, 2022.

The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board ASC Topic 718. See footnote 6 to the “Summary Compensation Table” above and Note 14 to Sesen Bio’s financial statements appearing at the end of Sesen Bio’s Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions underlying the valuation of equity awards.
During 2022, Sesen Bio did not provide any additional compensation to Dr. Cannell, its President and Chief Executive Officer, for his service as a director. Dr. Cannell’s compensation as a named executive officer is set forth under “Executive Compensation — Sesen Bio Executive Compensation — Summary Compensation Table” above.
The table below shows all stock options held by each Sesen Bio non-employee directors as of December 31, 2022.
Name	Stock Options Outstanding (#)
Jay S. Duker, M.D.	288,787
Peter K Honig, M.D.	185,000
Michael A.S. Jewett, M.D.	185,000
Jason A. Keyes	269,500
Carrie L. Bourdow	269,500
Director Compensation Policy Following the Merger
On April 13, 2023, we adopted a director compensation policy. Under this director compensation policy, we pay our non-employee directors a cash retainer for service on our board of directors and for service on each committee on which the director is a member, and the chair of the board and of each committee receive additional retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that (i) the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors or on such committee and (ii) no fee shall be payable in respect of any period prior to March 7, 2023 and the first payment hereunder after such date shall be prorated. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:
Name	Member Annual Fee	Chair Incremental Annual Fee
Board of Directors	$40,000	$67,500
Audit Committee	$7,500	$7,500
Compensation Committee	$5,000	$5,000
Nominating and Corporate Governance Committee	$4,000	$4,000
Science Committee	$5,000	$5,000
Our director compensation policy provides that we will reimburse our non-employee directors for reasonable out-of-pocket business expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which they serve. Non-employee directors will also be reimbursed for reasonable out of-of-pocket business expenses authorized by the board of directors or a committee of the board of directors that are incurred in connection with attendance at various conferences or meetings with our management.
In addition, each non-employee director will receive, upon his or her initial election or appointment to our board of directors, an option to purchase 38,700 shares of our common stock under the 2014 Plan. Each of these options will vest as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the date of grant until the third anniversary of the date of grant, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director will receive an option to purchase 19,350 shares of our common stock under the 2014 Plan. Each of these options will vest with respect to all of the shares underlying such option on the first anniversary of the grant date or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director. All options issued to our non-employee directors under the director compensation policy will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will become exercisable in full upon specified change in control events.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2021 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.
Sesen Bio Transactions
Manufacturing and Office Lease
Sesen Bio leased a manufacturing, laboratory and office facility in Winnipeg, Manitoba, from an affiliate of Leslie Dan, a former director of the company who retired from the Sesen Bio board of directors in July 2019, under a two-year renewable lease through September 2022, at which time it was terminated. For the years ended December 31, 2022 and 2021, we had operating rent expense for this facility of $0. 2 million and $0.3 million, respectively. In connection with the lease termination in September 2022, we paid the landlord the all-inclusive sum of $0.9 million.
Legacy Carisma Transactions
Private Placements of Securities
Series B Preferred Stock Financing
In December 2020 and February 2021, Legacy Carisma and CARISMA Therapeutics S.à r.l., a société à responsabilité limitée organized under the laws of Luxembourg and a subsidiary of Legacy Carisma, or Carisma Europe, as applicable, issued and sold an aggregate of 3,499,866 shares of the Legacy Carisma Series B preferred stock, $0.0001 par value per share, and an aggregate of 297,764 Class B-1 Shares, with a nominal value of one tenth of one eurocent (EUR 0.001), of Carisma Europe, or the Class B-1 exchangeable shares, all of which were sold at a price per share of $15.60 in cash, for an aggregate purchase price of $59,243,028.00. Legacy Carisma also issued one share of Legacy Carisma Series B special voting preferred stock, $0.0001 par value per share, to the holder of the Class B-1 exchangeable shares, which share was automatically cancelled when the Class B-1 exchangeable shares were exchanged for capital stock of Legacy Carisma immediately prior to the effective time of the Merger. All of the shares of Legacy Carisma preferred stock were exchanged for shares of our common stock at the effective time of the Merger.
The following table sets forth the aggregate number of shares of the Legacy Carisma Series B preferred stock and Class B-1 exchangeable shares that were issued and sold to our directors, executive officers and holders of more than 5% of our voting securities and their affiliates in the transactions and the aggregate amount of consideration for such shares:
Purchaser(1)	Shares of Series B Preferred Stock	Shares of Class B-1 Exchangeable Shares	Aggregate Purchase Price
AbbVie Biotechnology Ltd	256,398	—	$3,999,808.80
Briggs Morrison	6,410	—	$99,996.00
HealthCap VII L.P.	—	297,764	$4,645,118.40
Entities affiliated with IPG	577,120	—	$9,003,072.00
SymBiosis II, LLC	961,492	—	$14,999,275.20
The Trustees of the University of Pennsylvania	170,131	—	$2,654,043.60
Wellington Life Sciences V GmbH & Co. KG	200,007	—	$3,120,109.20

(1)
See the “Principal Stockholders” section for additional information about securities held by certain of these entities and directors.

Carisma Pre-Closing Financing
Immediately prior to the effective time of the Merger on March 7, 2023, Legacy Carisma issued an aggregate of 1,964,101 shares of Legacy Carisma common stock at a price per share of $15.60 in cash, for an aggregate purchase price of approximately $30.6 million, or the pre-closing financing, pursuant to an Amended and Restated Subscription Agreement, dated as of December 29, 2022, or the Subscription Agreement, between Legacy Carisma and certain investors named therein. All of the shares of Legacy Carisma common stock issued in the pre-closing financing were exchanged into shares of our common stock at the effective time of the Merger.
The following table sets forth the aggregate number of shares of the Legacy Carisma common stock that were issued and sold to our directors, executive officers and holders of more than 5% of our voting securities and their affiliates in the pre-closing financing and the aggregate amount of consideration for such shares:
Purchaser(1)	Shares of Common Stock	Aggregate Purchase Price
AbbVie Biotechnology Ltd	243,590	$3,800,004.00
HealthCap VII L.P.	303,205	$4,729,998.00
SymBiosis II, LLC	205,128	$3,199,996.80
The Trustees of the University of Pennsylvania	179,487	$2,799,997.20
Wellington Life Sciences V GmbH & Co. KG	211,538	$3,299,992.80

(1)
See the “Principal Stockholders” section for additional information about securities held by certain of these entities.

Other Agreements with Legacy Carisma Stockholders
Investor Rights Agreement
In December 2020, Legacy Carisma and Carisma Europe entered into an amended and restated investor rights agreement, or the Investor Rights Agreement, with certain holders of Legacy Carisma common stock, Legacy Carisma Series A preferred stock, Legacy Carisma Series B preferred stock, the Class B Shares, with a nominal value of one tenth of one eurocent (EUR 0.001), of Carisma Europe, or the Class B exchangeable shares, and the Class B-1 exchangeable shares, including certain holders of more than 5% of our voting securities and including certain affiliates of our directors and their affiliates. The Investor Rights Agreement provided such holders with certain registration rights, including the right to demand that Legacy Carisma file a registration statement or request that their shares be covered by a registration statement that Legacy Carisma is otherwise filing. The Investor Rights Agreement also provided certain major investors with certain information and observer rights. The Investor Rights Agreement was terminated in connection with the closing of the Merger.
Voting Agreement
In December 2020, Legacy Carisma and Carisma Europe entered into an amended and restated voting agreement, or the Voting Agreement, with certain holders of Legacy Carisma common stock, Legacy Carisma Series A preferred stock, Legacy Carisma Series B preferred stock, the Class B exchangeable shares and the Class B-1 exchangeable shares, including certain holders of more than 5% of our voting securities and including certain affiliates of our directors and their affiliates. Pursuant to the Voting Agreement, such holders party thereto agreed to vote their shares in favor of the election of certain directors and specified transactions approved by the requisite majority of the shares of voting capital stock held by such holders. The Voting Agreement was terminated in connection with the closing of the Merger.
Right of First Refusal and Co-Sale Agreement
In December 2020, Legacy Carisma entered into an amended and restated right of first refusal and co-sale agreement, or the ROFR Agreement, with certain holders of Legacy Carisma common stock,

Legacy Carisma Series A preferred stock, Legacy Carisma Series B preferred stock, the Class B exchangeable shares and the Class B-1 exchangeable shares, including certain holders of more than 5% of our voting securities and including certain affiliates of our directors and their affiliates. Pursuant to the ROFR Agreement, Legacy Carisma had a right of first refusal in respect of certain sales of securities by certain holders of its capital stock. To the extent Legacy Carisma did not exercise such right in full, certain holders of its capital stock were granted certain rights of first refusal and co-sale in respect of such sales. The ROFR Agreement was terminated in connection with the closing of the Merger.
Share Exchange and Voting Agreement
In December 2020, Legacy Carisma and Carisma Europe entered into an amended and restated share exchange and voting agreement, or the Share Exchange Agreement, with certain holders of the Legacy Carisma Series A preferred stock, Legacy Carisma Series B preferred stock, the Class B exchangeable shares and the Class B-1 exchangeable shares, including certain holders of more than 5% of our voting securities and including certain affiliates of our directors and their affiliates. The Share Exchange Agreement provided for the exchange of the Class B exchangeable shares and Class B-1 exchangeable shares for shares of Legacy Carisma Series A preferred stock and Legacy Carisma Series B preferred stock, respectively, either voluntarily or automatically, upon certain circumstances as set forth therein. In connection with the closing of the Merger, the Class B exchangeable shares and Class B-1 exchangeable shares were exchanged into Legacy Carisma preferred stock, and the Share Exchange Agreement terminated.
Registration Rights Agreement
On March 7, 2023, in connection with the consummation of the pre-closing financing, Legacy Carisma and the investors party to the Subscription Agreement entered into a Registration Rights Agreement, pursuant to which Legacy Carisma (i) agreed to register for resale the shares issued in the pre-closing financing, and (ii) provided the investors party to the Subscription Agreement (A) the right to require the company to register additional shares held by such investors under specified circumstances and (B) the right to participate in future registrations of securities by the company under specified circumstances.
License Agreements
University of Pennsylvania License Agreement
In November 2017, Legacy Carisma entered into a license agreement with the Trustees of the University of Pennsylvania, or Penn, which was amended in February 2018, January 2019, March 2020 and June 2021, or the Penn License Agreement. Pursuant to the Penn License Agreement, Legacy Carisma is responsible for paying Penn an annual license maintenance fee in the low tens of thousands of dollars, payable until Legacy Carisma’s first payment of a royalty. Legacy Carisma is required to pay Penn up to $10.9 million per product in development and regulatory milestone payments, up to $30.0 million per product in commercial milestone payments, and up to an additional $1.7 million in development and regulatory milestone payments for the first CAR-M product directed to mesothelin. Penn is a holder of 5% or more of our voting securities.
Moderna Collaboration Agreement
In January 2022, Legacy Carisma entered into a Collaboration and License Agreement, or the Moderna Collaboration Agreement, with ModernaTX, Inc., or Moderna, providing for a broad strategic partnership to discover, develop and commercialize in vivo engineered CAR-M therapeutics for up to 12 oncology programs.
Under the terms of the Moderna Collaboration Agreement, Legacy Carisma received a $45.0 million up-front cash payment. Assuming Moderna develops and commercializes 12 products, each directed to a different development target, Legacy Carisma is also eligible to receive up to between $247.0 million and $253.0 million per product in development target designation, development, regulatory and commercial milestone payments. In addition, Legacy Carisma is eligible to receive mid to high single digit tiered royalties on net sales of any products that are commercialized under the agreement, which may be subject to reductions. Moderna has also agreed to cover the cost of certain milestone payments and royalties Legacy Carisma owes to a licensor under one of its intellectual property in-license agreements that Legacy Carisma is sublicensing to Moderna under the Moderna Collaboration Agreement, which royalties Moderna may deduct in part from any royalties owed to Legacy Carisma.
Following the conversion of Legacy Carisma’s $35.0 million outstanding convertible note immediately following the effective time of the Merger, Moderna is a holder of 5% or more of our voting securities.
Current Director Affiliations
Some of our directors are or were affiliated or associated with entities which beneficially own or owned 5% or more of our voting securities as of April [28], 2023, as indicated in the table below:
Directors	Principal Stockholder
Margarita Chavez(1)	AbbVie Biotechnology Ltd.
Regina Hodits, Ph.D	Wellington Life Sciences V GmbH & Co. KG
Björn Odlander, M.D., Ph.D.	HealthCap VII L.P.
Chidozie Ugwumba	SymBiosis II, LLC

(1)
Ms. Chavez was a director of Legacy Carisma until the closing of the Merger on March 7, 2023.

Indemnification Agreements
Our Restated Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL, and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director. In addition, we have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the company of certain expenses and costs relating to claims, suits or proceedings arising from each individual’s service to the company as an officer or director, as applicable, to the maximum extent permitted by applicable law.
Policies and Procedures for Related Person Transactions
Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our principal financial officer or general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, determine whether to approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and such person’s immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•
a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

PRINCIPAL STOCKHOLDERS
Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of April 12, 2023 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 40,254,666 shares of our common stock outstanding as of April 12, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after April 12, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Carisma Therapeutics Inc., 3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
ModernaTX, Inc.(1)	5,059,338	12.6%
HealthCap VII L.P.(2)	3,398,248	8.4%
Entities affiliated with IPG(3)	2,895,265	7.2%
AbbVie Biotechnology Ltd.(4)	2,749,855	6.8%
Wellington Life Sciences V GmbH & Co. KG(5)	2,297,546	5.7%
SymBiosis II, LLC(6)	2,215,877	5.5%
The Trustees of the University of Pennsylvania(7)	2,182,812	5.4%
Named Executive Officers and Directors
Regina Hodits, Ph.D.(8)	2,297,546	5.7%
Steven Kelly(9)	885,777	2.2%
Michael Klichinsky, Pharm.D., Ph.D.(10)	687,343	1.7%
Richard Morris(11)	165,556	*
Briggs Morrison, M.D.(12)	78,386	*
Björn Odlander, M.D., Ph.D.	—	*
Michael Torok(13)	421,241	1.0%
Chidozie Ugwumba(14)	2,215,877	5.5%
Sanford Zweifach(15)	73,078	*
All current executive officers and directors as a group (9 persons)(16)	6,824,804	17.0%

*
Less than 1%

(1)
Based solely on a Schedule 13G filed by ModernaTX, Inc. on March 13, 2023. ModernaTX, Inc. is wholly owned by Moderna, Inc., a publicly-traded company. The business address of ModernaTX, Inc. is c/o Moderna, Inc., 200 Technology Square, Cambridge, MA 02139.

(2)
Based solely on a Schedule 13D/A filed by HealthCap VII, L.P. on March 22, 2023. HealthCap VII GP SA, a corporation organized under the laws of Switzerland, is the sole general partner of HealthCap VII, L.P. and has voting and investment control over the shares. HealthCap VII GP SA disclaims beneficial ownership of all shares held by HealthCap VII L.P., except to the extent of their pecuniary interest therein. Fabrice Bernhard serves as an executive officer of HealthCap VII GP SA, and each of Dag Richter, Daniel Schafer and Frans Wuite serves as a director of HealthCap VII GP SA. Each of Messrs. Bernhard, Richter, Schafer and Wuite may be deemed to share voting and investment power with respect to the shares held by HealthCap VII L.P. and disclaim beneficial ownership of all shares held by HealthCap VII L.P., except to the extent of their pecuniary interest therein. Björn Odlander is a Managing Partner of HealthCap VII Advisor AB, an affiliate of Healthcap VII L.P., and is a member of the Carisma board of directors. Dr. Odlander disclaims beneficial ownership of all shares held by HealthCap VII L.P. except to the extent of his pecuniary interest therein, if any. The business address of HealthCap VII L.P. is c/o HealthCap VII GP SA, 23 Avenue Villamont, Lausanne, V8 CH -1005, Switzerland.

(3)
Based solely on a Schedule 13G filed by the IPG entities (as defined below) on March 16, 2023. Consists of (i) 2,249,957 shares of common stock of the combined company held by IPG Cayman LP, (ii) 267,864 shares of common stock of the combined company held by IPG USA SCO LP and (iii) 377,444 shares of common stock of the combined company held by CT SPV Investment LP, or collectively, the IPG entities. Longview Innovation Corp., formerly known as IP Group, Inc., has shared voting and investment control over the shares held by the IPG entities. The business address of the IPG entities is c/o Longview Innovation Corp., 1 Righter Parkway, Suite 260, Wilmington, Delaware 19803.

(4)
Consists of 2,749,855 shares held by AbbVie Biotechnology Ltd, which holds voting and investment control over the shares. The board of directors of AbbVie Biotechnology Ltd. consists of Lindsey Bristow, Jonathan C. Clipper, Stephen Muldoon and Arthur Price. Each of Ms. Bristow and each of Messrs. Clipper, Muldoon and Price may be deemed to share voting and investment power with respect to the shares held by AbbVie Biotechnology Ltd. and disclaim beneficial ownership of all shares held by AbbVie Biotechnology Ltd., except to the extent of their pecuniary interest therein, if any. The business address of AbbVie Biotechnology Ltd. is Thistle House, 4 Burnaby Street, Hamilton HM 11, Bermuda.

(5)
Consists of 2,297,546 shares held by Wellington Life Sciences V GmbH & Co. KG, or the Wellington Fund. The Wellington Fund is represented by Wellington Life Sciences Venture Capital Consulting GmbH, or the Wellington General Partner. The Wellington General Partner holds voting and investment control over the shares. Dr. Regina Hodits and Dr. Rainer Strohmenger, in their functions as managing directors of the Wellington General Partner, have individual signatory power as well as voting and/or investment control over the shares. Dr. Regina Hodits is a member of our board of directors. Dr. Regina Hodits disclaims beneficial ownership of all shares held by the Wellington Fund except to the extent of her pecuniary interest therein, if any. The business address of the Wellington Fund and the Wellington General Partner is Tuerkenstrasse 5, 80333 Munich, Germany.

(6)
Consists of 2,215,877 shares held by Symbiosis II, LLC, which exercises voting and investment control of the shares. Chidozie Ugwumba is the Managing Partner of Symbiosis II, LLC and as such has sole voting and investment control over the shares. Mr. Ugwumba is also a member of our board of directors. The business address of Symbiosis II, LLC is 609 S.W. 8th Street, Suite 365, Bentonville, Arkansas 72712.

(7)
Based solely on a Schedule 13D filed by The Trustees of the University of Pennsylvania on March 17, 2023. The Board of Trustees of the University of Pennsylvania has voting and dispositive power over the shares. The Board of Trustees of the University of Pennsylvania is comprised of more than three individuals who have authority over the voting and disposition of the share. A business address of The Trustees of the University of Pennsylvania is 2929 Walnut Street, Suite 300, Philadelphia, Pennsylvania 19104.

(8)
Consists of the shares described in footnote 5.

(9)
Consists of 885,777 shares of our common stock underlying options held by Mr. Kelly that are exercisable as of April 12, 2023 or will become exercisable within 60 days of such date.

(10)
Consists of (i) 484,347 shares of our common stock held by Dr. Klichinsky and (ii) 202,996 shares of our common stock underlying options held by Dr. Klichinsky that are exercisable as of April 12, 2023 or will become exercisable within 60 days of such date.

(11)
Consists of 165,556 shares of our common stock underlying options held by Mr. Morris that are exercisable as of April 12, 2023 or will become exercisable within 60 days of such date.

(12)
Consists of (i) 12,175 shares of our common stock held by Dr. Morrison and (ii) 66,211 shares of our common stock underlying options held by Dr. Morrison that are exercisable as of April 12, 2023 or will become exercisable within 60 days of such date.

(13)
Consists of (i) 51,250 shares of our common stock held by Mr. Torok, (ii) 319,991 shares of our common stock held by JEC II Associates, LLC and (iii) 50,000 shares of our common stock held by the K. Peter Heiland 2008 Irrevocable Trust. Mr. Torok is the Manager of JEC II Associates, LLC and the Trustee of the K. Peter Heiland 2008 Irrevocable Trust and has sole voting and dispositive power over the shares.

(14)
Consists of the shares described in footnote 6.

(15)
Consists of 73,078 shares of our common stock underlying options held by Mr. Zweifach that are exercisable as of April 12, 2023 or will become exercisable within 60 days of such date.

(16)
Consists of (i) 5,431,186 shares of common stock and (ii) 1,393,618 shares of common stock underlying options that are exercisable as of April 12, 2023 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
This report is furnished by the current audit committee of the board of directors with respect to our financial statements for the year ended December 31, 2022. Prior to the Merger, the audit committee of Sesen Bio consisted of Jason A. Keyes, Carrie L. Bourdow and Peter K. Honig, or the predecessor audit committee, each of whom no longer serve as directors on the board of directors.
Sesen Bio, Inc. Audited Financial Statements
The predecessor audit committee reviewed Sesen Bio’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and discussed them with Sesen Bio’s management and Ernst & Young LLP, the independent registered public accounting firm for Sesen Bio. The predecessor audit committee also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP was required to provide to the predecessor audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, Ernst & Young LLP provided the predecessor audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the predecessor audit committee concerning independence, and the predecessor audit committee discussed with Ernst & Young LLP their independence. Based on the review and discussions referred to above, the predecessor audit committee recommended to the Sesen Bio board of directors that the audited consolidated financial statements be included in Sesen Bio’s Annual Report on Form 10-K for the year ended December 31, 2022.
CARISMA Therapeutics Inc. Audited Financial Statements
The current audit committee has reviewed Legacy Carisma’s audited consolidated financial statements for the fiscal year ended December 31, 2022 and discussed them with our management and KPMG LLP, the independent registered public accounting firm for Legacy Carisma. The current audit committee has also received from, and discussed with, KPMG LLP various communications that KPMG LLP is required to provide to the current audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, KPMG LLP provided the current audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the current audit committee concerning independence, and the current audit committee has discussed with KPMG LLP their independence. Based on the review and discussions referred to above, the current audit committee recommended to the board of directors that the audited consolidated financial statements of Legacy Carisma be included in the Current Report on Form 8-K/A filed with the SEC on April 4, 2023.
The foregoing report has been furnished by the current audit committee.
BY THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF CARISMA
THERAPEUTICS INC.
Chidozie Ugwumba
Regina Hodits, Ph.D.
Sanford Zweifach
April [28], 2023

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Carisma Therapeutics Inc., 3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104, Attention: Corporate Secretary, telephone: (267) 491-6422. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING OF STOCKHOLDERS
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December [30], 2023. However, if the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Carisma Therapeutics Inc., 3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our Amended and Restated By-Laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting. The required notice must be in writing and must otherwise meet the requirements set forth in our Amended and Restated By-Laws (including providing the information required by Rule 14a-19 under the Exchange Act).
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 7, 2024 and no later than March 8, 2024.

OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By Order of the Board of Directors
Sanford Zweifach
Chair of the Board of Directors

Annex A: Amendment to Restated Certificate of Incorporation of Carisma Therapeutics Inc.
CERTIFICATE OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
OF
CARISMA THERAPEUTICS INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Carisma Therapeutics Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
A.   The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation and declaring such amendment to be advisable. The stockholders of the Corporation duly approved such proposed amendment in accordance with Section 242 of the General Corporation Law.
B.   The first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“FOURTH:   The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”
IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this     day of      , 2023.
CARISMA THERAPEUTICS INC.
By: Name: Title:

A-1

Annex B: Carisma Therapeutics Inc. 2014 Amended and Restated Stock Incentive Plan
CARISMA THERAPEUTICS INC.
AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN
1.   Purpose
The purpose of this Amended and Restated 2014 Stock Incentive Plan (the “Plan”) of Carisma Therapeutics Inc. (formerly known as Sesen Bio, Inc.), a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Plan amends and restates the Amended and Restated 2014 Stock Incentive Plan that was adopted by the board of directors of the Company (the “Board”) on January 17, 2023, approved by the Company’s stockholders on March 2, 2023, became effective on March 7, 2023 (the “Effective Date”) and was amended and restated by the Board on March 7, 2023 to reflect the Company’s name change and the reverse stock split approved by the Company’s stockholders on March 2, 2023. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board.
2.   Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form)) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).
3.   Administration and Delegation
(a)   Administration by Board of Directors.   The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)   Appointment of Committees.   To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.
(c)   Delegation to Delegated Persons.   Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
4.   Stock Available for Awards
(a)   Number of Shares; Share Counting
(1)   Authorized Number of Shares.   Subject to adjustment under Section 9, Awards may be made under the Plan for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(i)   6,852,232 shares of Common Stock; plus
(ii)   such additional number of shares of Common Stock as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2009 Stock Incentive Plan (the “Prior Plan”) that remained available for grant under the Prior Plan immediately prior to the closing of the Company’s initial public offering and (y) the number of shares of Common Stock (I) that were subject to awards granted under the Prior Plan and (II) that are subject to stock options assumed by the Company pursuant to the Agreement and Plan of Merger and Reorganization between the Company (f/k/a Sesen Bio, Inc.), Seahawk Merger Sub Inc. and CARISMA Therapeutics Inc. (the awards described in the foregoing clauses (I) and (II) together, the “Outstanding Awards”) in each case which Outstanding Awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus
(iii)   an annual increase, to be added on the first day of each fiscal year during the term of the Plan, beginning with the fiscal year ending on December 31, 2024, equal to the lesser of (i) 4% of the number of shares of Common Stock outstanding on the first day of such fiscal year and (ii) the number of shares of Common Stock determined by the Board.
Subject to adjustment under Section 9, up to 20,556,696 of the shares of Common Stock available for issuance under the Plan may be issued as Incentive Stock Options (as defined in Section 5(b)) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)   Share Counting.   For purposes of counting the number of shares available for the grant of Awards under the Plan:
(i)   all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(ii)   if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive

Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(iii)   shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
(b)   Substitute Awards.   In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.
5.
Stock Options

(a)   General.   The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.
(b)   Incentive Stock Options.   An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company (formerly known as Sesen Bio, Inc.), any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c)   Exercise Price.   The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock, as determined by (or in a manner approved by) the Board (“Fair Market Value”), on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.
(d)   Duration of Options.   Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)   Exercise of Options.   Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in a manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)   Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)   in cash or by check, payable to the order of the Company;

(2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)   to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)   to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;
(5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or
(6)   by any combination of the above permitted forms of payment.
(g)   Limitation on Repricing.   Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market (“Nasdaq”).
6.
Stock Appreciation Rights

(a)   General.   The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b)   Measurement Price.   The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.
(c)   Duration of SARs.   Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)   Exercise of SARs.   SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)   Limitation on Repricing.   Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.
7.
Restricted Stock; Restricted Stock Units

(a)   General.   The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b)   Terms and Conditions for All Restricted Stock Awards.   The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)   Additional Provisions Relating to Restricted Stock
(1)   Dividends.   Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)   Stock Certificates.   The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)   Additional Provisions Relating to Restricted Stock Units
(1)   Settlement.   Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of such number of shares of Common Stock as set forth in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2)   Voting Rights.   A Participant shall have no voting rights with respect to any Restricted Stock Units.
(3)   Dividend Equivalents.   The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the applicable Award agreement.
8.
Other Stock-Based Awards

(a)   General.   Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.
(b)   Terms and Conditions.   Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9.
Adjustments for Changes in Common Stock and Certain Other Events

(a)   Changes in Capitalization.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan and the number and class of securities available for issuance as Incentive Stock Options under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b)   Reorganization Events
(1)   Definition.   A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)   Consequences of a Reorganization Event on Awards Other than Restricted Stock
(i)   In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than

Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(ii)   Notwithstanding the terms of Section 9(b)(2)(i), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(i)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(i) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(i), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(iii)   For purposes of Section 9(b)(2)(i)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3)   Consequences of a Reorganization Event on Restricted Stock.   Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
10.
General Provisions Applicable to Awards

(a)   Transferability of Awards.   Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
(b)   Documentation.   Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   Board Discretion.   Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d)   Termination of Status.   The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e)   Withholding.   The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f)   Amendment of Award.   Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.
(g)   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h)   Acceleration.   The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
11.
Miscellaneous

(a)   No Right To Employment or Other Status.   No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)   No Rights As Stockholder; Clawback.   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. In accepting an Award made under the Plan on and after the Effective Date (as defined in Section 1), the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c)   Effective Date and Term of Plan.   The Amended and Restated 2014 Stock Incentive Plan became effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d)   Amendment of Plan.   The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; and (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e)   Authorization of Sub-Plans (including Grants to non-U.S. Employees).   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)   Compliance with Section 409A of the Code.   Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.
(g)   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h)   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.